                                                                  EXHIBIT 10.158

[STAMP]

CERTIFIED to be a correct Copy of the
Contents of the Original Document
Recorded     3-11-97 @ 9:34 am
        -------------------------------
File No.   1997 - 0105342
        -------------------------------
Official Records of San Diego County, California
CHICAGO TITLE COMPANY
                  [SIG]
---------------------------------------



RECORDING REQUESTED BY:

WHEN RECORDED, MAIL TO:

Ligand Pharmaceuticals, Inc.
Attn: David E. Robinson
      President and CEO
9393 Towne Centre Drive, Suite 100
San Diego, CA 92121

MAIL TAX STATEMENTS TO:

SAME AS ABOVE


--------------------------------------------------------------------------------


ALL OF 340-180-05 AND
A PORTION OF TAX ASSESSOR'S PARCEL  NO. 340-180-04
                                        ----------
Amount of Documentary Transfer Tax shown on attached paper--not for public record.

                                   GRANT DEED

         FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, MS VICKERS II, LLC, a Delaware limited liability company ("Grantor") , hereby grants to NEXUS EQUITY VI LLC, a California limited liability company ("Grantee"), the real property located in the City of San Diego, County of San Diego, State of California, described on Exhibit "A" attached hereto and made a part hereof, and hereinafter referred to as the "Property":

SUBJECT TO:

         (a) All general and special real property taxes and assessments, not delinquent.

         (b) Easements, liens, charges, covenants, restrictions, reservations and other terms and provisions set forth in that certain Declaration of Covenants, Conditions, and Restrictions for Torrey Pines Science Center (Unit
2), executed by Chevron Land and Development Company dated June 22, 1994, and recorded on June 27, 1994 as File No. 1994-0405385 of the Official Records of San Diego County, California, as amended as of the date hereof ("Declaration"), which Declaration is by this reference incorporated herein and made a part hereof. The Property is conveyed to Grantee together with all easements set forth in the

Declaration which are appurtenant to the Property. By acceptance of this Grant Deed, Grantor accepts and agrees to be bound by the covenants, conditions, restrictions, rights and liabilities set forth in the Declaration, which shall bind successor owners of the Property conveyed to Grantee as covenants running with the land.


         (c) Easements, liens, charges, covenants, restrictions and other terms and provisions of that certain Grant of Reciprocal Access Easements executed as of July 14, 1994 and recorded on July 29, 1994 as File No. 1994-0467713 of the Official Records of San Diego County, California.

BY ACCEPTANCE AND RECORDATION OF THIS DEED, GRANTEE COVENANTS, for itself, its successors and assigns, that except as provided in California Civil Code Section 1113, the Property is acquired by Grantee "AS IS" without any representations or warranties whatsoever, express or implied, with full knowledge of its prior use, and Grantee hereby releases Grantor from any and all liability on account of the condition of the Property.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                         [Signature Page to Grant Deed]


IN WITNESS WHEREOF, Grantor has executed this Grant Deed on MARCH 5 , 1997.
                                                            -------


GRANTOR:                                MS VICKERS II, LLC, a Delaware
                                        limited liability company


                                        By:       /S/ [JAMES R. BROOKS]
                                          --------------------------------------
                                                       James R. Brooks
                                                       Vice President

STATE OF CALIFORNIA      )
                         )    ss
COUNTY OF  LOS ANGELES   )
           -----------



               On       3-5-97         before me,       VIRGINIA BARBA      ,
Notary Public,    ---------------------           --------------------------
personally appeared   James R. Brooks   , personally known to me to be
the person whose name -----------------   is subscribed to the within instrument
and acknowledged to me that he executed the same in his authorized capacity, and that by his signature (s) on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                       WITNESS my hand and official seal.


      [NOTARY SEAL]
          [SEAL]
                                        /s/ [VIRGINIA BARBA]
                                        -------------------------------
                                             Virginia Barba
                                             Signature

                         [Signature Page to Grant Deed]


AGREED AND ACCEPTED and executed on      March 7     , 1997.
                                    ----------------


GRANTEE:                                NEXUS EQUITY VI LLC, a California
                                        limited liability company

                                        By:   Nexus Properties, Inc.,
                                              a California corporation
                                              Its: Manager

                                        By:    /s/ [MICHAEL J. REIDY]
                                            -------------------------------
                                                    Michael J. Reidy
                                                 Chief Executive Officer

STATE OF CALIFORNIA      )
                         )    ss.
COUNTY OF SAN DIEGO      )

               On MARCH 7, 1997 before me, [ILLEGIBLE], personally appeared Michael J. Reidy, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name(s) are/is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity (ies), and that by his/her/their signature (s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

                                                  [SIG]
[NOTARY SEAL]                                     -----------------------------
                                                  Signature
(SEAL)

                                   EXHIBIT "A"

                          LEGAL DESCRIPTION OF PROPERTY

          Parcel 2 of Parcel Map No. 17826 in the City of San Diego, County of San Diego, State of California, according to Map thereof filed in the Office of the County Recorder of San Diego County on February 18, 1997.

[STAMP]

CERTIFIED to be a correct Copy of the
Contents of the Original Document
Recorded     3-11-97 @ 9:34 am
        -------------------------------
File No.   1997 - 0105343
        -------------------------------
Official Records of San Diego County, California
CHICAGO TITLE COMPANY
            [SIG]
---------------------------------------



RECORDING REQUESTED BY
AND WHEN RECORDED, MAIL TO:

TOKAI BANK OF CALIFORNIA
Central Note Department
Branch #9207 - Credit Control
300 South Grand Avenue, 5th Floor
Los Angeles, California 90071

Assessor's Parcel No. 340-180-05 AND
A PORTION OF 340-180-04

                CONSTRUCTION DEED OF TRUST, ASSIGNMENT OF RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING

          This Construction Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing ("Deed of Trust") is made to be effective on the 7th day of March, 1997, by Nexus Equity VI LLC ("Trustor"), whose address is 4350 La Jolla Village Drive, Suite 930, San Diego, California 92122, to CHICAGO TITLE COMPANY, as Trustee ("Trustee"), for the benefit of TOKAI BANK OF CALIFORNIA, a California banking corporation, as Beneficiary ("Lender").

THIS DEED OF TRUST ALSO CONSTITUTES A FIXTURE FILING UNDER SECTION 9313 OF THE CALIFORNIA UNIFORM COMMERCIAL CODE AND COVERS GOODS WHICH ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED ON EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF. TRUSTOR IS A RECORD OWNER OF AN INTEREST IN SAID REAL PROPERTY.

GRANT IN TRUST:

Trustor irrevocably grants, transfers and assigns to Trustee, in trust, for the benefit of Lender, with power of sale, all of Trustor's interest in that certain real property located in the County of San Diego, California, described as:

                      (SEE EXHIBIT "A" ATTACHED HERETO AND
                     INCORPORATED HEREIN BY THIS REFERENCE]

TOGETHER WITH: All right, title and interest which Trustor now has or may later acquire in such real property and all appurtenances, easements, rights of way, tenements, hereditaments and appurtenances thereunto belonging or in any way appertaining thereto now or hereafter, and all of the estate, right, title, interest, claim, demand, reversion or remainder whatsoever of Trustor therein or thereto, at law or in equity, now or hereafter in possession or expectancy, including, without limitation, all mineral, oil, and gas rights and royalties and profits therefrom, all water and water rights and shares of stock pertaining to water and water rights, and all sewers, pipes, conduits, wires and other facilities furnishing utility or services to the real property (collectively, the "Land");


TOGETHER WITH: All right, title and interest which Trustor now has or may later acquire in and to all buildings, structures and improvements now or hereafter erected on the Land, including, without limitation, all plant equipment, apparatus, machinery and fixtures of every kind and nature whatsoever now or hereafter located on or forming part of said buildings, structures and improvements (collectively, the "Improvements"; the Land and Improvements being hereinafter sometimes collectively referred to as the "Premises");

TOGETHER WITH: All right, title and interest which Trustor now has or may later acquire in and to the land lying in the bed of any street, road, highway or avenue now or hereafter in front of or adjoining the Premises;

TOGETHER WITH: Any and all awards heretofore or hereafter made by any governmental authorities (federal, state, local or otherwise) to Trustor and all subsequent owners of the Premises which may be made with respect to the Premises as a result of the exercise of the right of eminent domain, the alteration of the grade of any street or any other injury to or decrease of value of the Premises, which said award or awards are hereby assigned to Lender;

TOGETHER WITH: Any and all unearned premiums accrued, accruing or to accrue, and the proceeds of insurance now or hereafter in effect with respect to all or any portion of the Premises;

TOGETHER WITH: Any and all claims or demands which Trustor now has or may hereafter acquire against anyone with respect to any damage to all or any portion of the Premises;

TOGETHER WITH: All goods, equipment, machinery, furniture, furnishings, trade fixtures, appliances, inventory, building materials, apparatus, utensils, vehicles, wiring, pipes, conduits, elevators, escalators, heating and air conditioning equipment, chattels and articles of personal property, including, without limitation, any interest therein now or at any time hereafter affixed to, attached to or used in any way in connection with or to be incorporated at any time into the Premises or placed on any part thereof wheresoever located, whether or not attached to or incorporated in the Premises, together with any and all accessions, accessories, attachments, and replacements thereof, appertaining and adapted to the complete and compatible use, enjoyment, occupancy, operation or improvement of the Premises;

TOGETHER WITH: All instruments, deposit accounts, accounts, contract rights, general intangibles, and other intangible property and rights now or hereafter relating to the foregoing property, or the operation thereof or used in connection therewith, including, without limitation, all options, letters of intent, and rights of first refusal of any nature whatsoever, covering all or any portion of such property, together with any modifications thereof, and deposits or other payments made in connection therewith, existing and future development rights, permits and approvals, air rights, density bonus rights, and transferable development rights; all of Trustor's right, title, and interest in and to any awards, remunerations, settlements, or compensation heretofore made or hereafter made by any and all courts, boards, agencies, commissions, offices, or authorities, of any nature whatsoever for any governmental unit (federal, state, local or otherwise) to the present or any subsequent owner of the foregoing property, including those for any vacation of, or change of grade in, any streets affecting the foregoing property;

TOGETHER WITH: All leases of the Premises, Personalty, Fixtures, or any part thereof, now or hereafter entered into and all right, title and interest of Trustor thereunder, including, without limitation, cash or securities deposited thereunder to secure performance by the lessees of their obligations thereunder (whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of such terms); all other rights and easements of Trustor now or hereafter existing pertaining to the use and enjoyment of the Premises; and all right, title and interest of Trustor in and to all declarations of covenants, conditions and restrictions as may affect or otherwise relate to the Premises;

TOGETHER WITH: All permits, plans, licenses, specifications, subdivision rights, security interests, contracts, contract rights, public utility deposits, prepaid sewer and water hook-up charges, or other rights as may affect or otherwise relate to the Property;

TOGETHER WITH: All rents, income, issues and profits (subject, however, to the rights given in this Deed of Trust to Lender to collect and apply same), including, without limitation, the accounts, revenues, and proceeds of any business operation conducted by or on behalf of Trustor on or through the use of the Premises, prepaid municipal and utility fees, bonds, revenues, income, and other benefits to which Trustor may now or hereafter be entitled to, or which are derived from, the Property or any portion thereof or interest therein.

The foregoing listing is intended only to be descriptive of the property encumbered hereby, and not exclusive or all inclusive. It is the intent of Trustor to encumber hereby all property located or to be located upon the above-described real property. Said real property (or the leasehold estate if this Deed of Trust encumbers a leasehold estate), buildings, improvements, appurtenances, Fixtures, Personalty, additions, accretions, and other property are hereinafter referred to as the "Property." As used herein, the term "Fixtures" shall include all articles of personal property hereinabove described, now or hereafter attached to, placed upon for a definite term, or otherwise used in connection with the Property, and shall include trade fixtures and goods which are or are to become fixtures. As used herein, the term "Personalty" shall include all furniture, furnishings, equipment, machinery, goods, contract rights, general intangibles, money, deposit accounts, instruments, accounts, leases, chattel paper and other personal property described in this Deed of Trust (other than Fixtures) of any kind or character now existing or hereafter arising or acquired, now or hereafter located upon, within or about the Property, or which otherwise pertains to the use, ownership, management, operation, construction, leasing and sale of the Property, and all products and proceeds thereof, and all of Trustor's right, title, and interest in and to all such property.

Trustor makes the foregoing grant to Trustee, and to Lender, as applicable, to hold the Property in trust for the benefit of Lender and for the purposes and upon the terms and conditions hereinafter set forth.

FOR THE PURPOSE OF SECURING:

                (1) Payment of the sum of $14,270,000.00 together with interest thereon and certain additional costs and expenses related to or incurred in connection with or as provided in that certain Secured Promissory Note ("the Note") executed pursuant to that certain Construction Loan Agreement ("Agreement"), both documents being of even date herewith, in the original principal amount of $14,270,000.00, executed by Trustor payable to Lender, or order, and all extensions, modifications or renewals thereof (including, without limitation, any extension, modification, or renewal of the Note at a different rate of interest or on different terms);

                (2) Performance of each and every term, covenant and condition of the Agreement, including all modifications, renewals or extensions thereof;

                (3) Payment of all other sums, with interest, advanced, paid, or incurred by Lender or Trustee under the terms of this Deed of Trust to protect the Property or Lender's security interest therein;

                (4) Payment of such additional sums, with interest, as the then record owner of the Property may later borrow from Lender, in those instances in which the later obligations are evidenced by a promissory note or notes reciting that it or they are so secured

(which additional obligations shall be referred to as "future advances" in this Deed of Trust);


                (5) If the Property is a leasehold, the Trustor's compliance with and performance of each provision of the lease creating such leasehold; and

                (6) Trustor's performance of each agreement in this Deed of Trust.

TRUSTOR AND LENDER AGREE AS FOLLOWS:

RIGHTS AND DUTIES OF THE PARTIES:

                (1) PAYMENT AND PERFORMANCE BY TRUSTOR; TITLE: Trustor represents and warrants that Trustor holds good and marketable title of record to the Property in fee simple. Trustor shall promptly: (a) pay when due all sums payable under the Note and all future advances; and (b) perform each and every term, covenant and condition of this Deed of Trust and any other obligation secured by this Deed of Trust.

                (2) PAYMENT BY TRUSTOR OF TAXES AND OTHER IMPOSITIONS: The term "Taxes" shall mean all taxes, bonds and assessments, both general and special, affecting or levied upon the Property or any part thereof, assessments on water company stock, if any, all taxes or excises levied or assessed against Trustor, the Property, or any part thereof, in addition to or as a substitution in whole or in part for any real estate taxes or assessments, all taxes or excises measured by or based in whole or in part upon the rents, operating income, or any other factor relating to the Property, or any part thereof, and all license fees, taxes and excises imposed upon Lender (but not any federal or state income taxes imposed upon Lender) and measured by or based in whole or in part upon the obligations secured hereby. The term "Other Impositions" shall mean any fine, fee, charge, or other imposition in connection with the Property or Trustor, payment of which Lender shall deem to be necessary, in Lender's reasonable opinion, to protect, preserve, and defend Lender's security interests hereunder. Trustor shall pay all Taxes, insurance premiums, and Other Impositions attributable to the Property, at least fifteen (15) days before delinquency directly to the payee thereof, or in such other manner as Lender may designate in writing. Trustor shall promptly furnish to Lender all notices of amounts due under this paragraph, and if Trustor shall make payment directly, Trustor shall furnish to Lender receipts evidencing payments of Taxes at least ten (10) days before delinquency and shall promptly deliver to Lender receipts evidencing all other payments above required.

        Following any default under this Deed of Trust, or in the payment or performance of any other obligation secured hereby, at the request of Lender, or otherwise upon written agreement between Trustor and Lender, or as provided by applicable law, Trustor shall pay to Lender, on each day on which monthly installments of principal and/or interest are payable under the Note, until the Note is paid in full, an amount equal to one-twelfth (1/12) of the sum of annual Taxes and Other Impositions, together with annual insurance premiums on all policies of insurance required by this Deed of Trust. In such event, Trustor further agrees to cause all bills, statements, or other documents relating to Taxes, Other Impositions, and insurance premiums to be sent or mailed directly to Lender. Upon receipt of such bills, statements, or other documents, and provided Trustor has deposited sufficient funds with Lender pursuant to this paragraph (2), Lender shall pay such amounts as may be due thereunder out of the funds so deposited with Lender for that purpose, subject to Lender's rights to seize and apply said funds to satisfy, in whole or in part, any default by Trustor. If at any time and for any reason the funds deposited with Lender are or will be insufficient to pay such amounts as may then or subsequently be due, Lender shall notify Trustor and Trustor shall immediately deposit an amount equal to such deficiency with Lender. Notwithstanding the foregoing, nothing contained herein shall cause Lender to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Lender pursuant to this paragraph (2). Lender shall not be obligated to pay or allow any interest on any sums held by Lender pending disbursement or application hereunder, and Lender may impound or reserve for future payment of Taxes, Other Impositions, and insurance such portion of such payments as Lender may in its reasonable discretion deem proper, applying the balance on the principal of or interest on the obligations secured hereby. Should Trustor fail to deposit with Lender (exclusive of that portion of said payments which has been applied by Lender on principal of or interest on the indebtedness secured hereby) sums sufficient to fully pay such Taxes, Other Impositions, or insurance premiums, at least thirty (30) days before delinquency thereof, Lender may, at Lender's election, but without any obligation so to do, advance any amounts required to make up the deficiency, which advances, if any, shall be secured hereby and shall be repayable to Lender as herein elsewhere provided, or at the option of Lender the latter may, without making any advance whatever, apply any sums held by it upon any obligation of Trustor secured hereby. Shall any default occur or exist on the part of Trustor in the payment or performance of any of Trustor's and/or any guarantor's obligation in connection with the above Note, Lender may, at Lender's option, apply any sums or amounts in its possession or under its control, received pursuant hereto or as rents or income of the Property or otherwise, upon any indebtedness or obligation of the Trustor secured hereby in such manner and order as Lender may elect. The receipt, use or application of any such sums paid by Trustor to Lender hereunder shall not be construed to affect the maturity of any indebtedness secured by this Deed of Trust or any of the rights or powers of Lender or said Trustee under this Deed of Trust or any other obligation secured hereby.


                In the event of the passage, after the date of this Deed of Trust, of any law or judicial decision deducting from the value of the Property for the purposes of taxation any lien thereon, or changing in any way the laws now in force for the taxation of deeds of trust or obligations secured by deeds of trust, or the manner of operation of any such Taxes so as to adversely affect the interest of Lender, or imposing payment of the whole or any portion of any Taxes upon Lender, then and in such event, Trustor shall bear and pay the full amount of such Taxes; provided that if for any reason payment by Trustor of any such new or additional Taxes would be unlawful or if the payment thereof would constitute usury or render the Note, or other indebtedness secured hereby, wholly or partially usurious under any of the terms or provisions of the Note, or this Deed of Trust, or otherwise, Lender may, at its option, upon thirty (30) days' written notice to Trustor, (i) declare the whole indebtedness secured by this Deed of Trust, together with accrued interest thereon, to be immediately due and payable, or (ii) pay that amount or portion of such Taxes as renders the Note, or other indebtedness secured hereby, unlawful or usurious, in which event Trustor shall concurrently therewith pay the remaining lawful nonusurious portion or balance of such Taxes.

                (3) TRUSTOR TO PAY GROUND RENTS AND OBLIGATIONS THAT COULD RESULT IN LIENS ON THE PROPERTY: Trustor shall fully and faithfully pay and perform each and every obligation, and otherwise satisfy all conditions and covenants, which are or may be secured by any deed of trust upon the Property, or any portion thereof, existing of record as of the date this Deed of Trust is recorded, and to which this Deed of Trust may be subordinate. Trustor shall pay at or prior to maturity all ground rents and any liens, charges and encumbrances that are, later become, or claim to be to Lender to be prior or superior to the lien of this Deed of Trust, including, without limiting the generality of the foregoing, any and all claims for (a) work or labor performed, (b) materials and services supplied in connection with any work of demolition, alteration, improvement of or construction upon the Property, and (c) fees, charges and liens for utilities provided to the Property.

                (4) TRUSTOR TO MAINTAIN INSURANCE: (a) Trustor shall maintain insurance covering the Property against loss or damage by fire and other risks as shall from time to time be required by Lender in its reasonable judgment as necessary to protect the security interest of Lender in the Property. The insurance shall be maintained with such companies, in such amounts, for such terms, and in form and content satisfactory to Lender, in Lender's reasonable opinion and judgment. Lender shall be named as the primary loss payee under all of the insurance policies, and Trustor shall assure that Lender receives a certificate from each insurance company that acknowledges Lender's position as loss payee and that states that the insurance policy cannot be terminated as to Lender except upon thirty (30) days' prior written notice to Lender. Such policies of insurance shall include, without limitation, the following: (i) insurance against loss or damage to the Property (including contents) by fire or other risk embraced by coverage of the type known as the broad form or extended coverage (or special extended coverage) in the amount required by Lender, but in no event less than one hundred percent (100%) of the full replacement cost of the Improvements and Personalty included within the Property without deduction for depreciation of any kind or the unpaid balance of the Note, whichever is greater, (ii) insurance against the loss of rental value of the Property on a "rented or vacant basis," including business interruption insurance, arising out of the perils insured against pursuant to clause (i) above in the amount required by Lender, but in no event less than one (1) year's gross rental income and other revenues from the Property, and (iii) comprehensive public liability insurance against claims for personal injury, death, or property damage occurring on, in, or about the Property, or arising from or connected with the use, conduct, or operation of Trustor's business in the amount from time to time required by Lender. (b) If such insurance, together with written evidence of the premium having been paid, are not delivered to Lender at least five (5) days prior to the expiration of such insurance, Lender shall have the right, but without obligation to do so, without notice to or demand upon Trustor and without releasing the Trustor from any obligation under this Deed of Trust, to obtain such insurance or like insurance through or from any insurance agency or company acceptable to it, pay the premium for such insurance, and add the amount of the premium to the loan secured by this Deed of Trust, and this amount shall bear interest at the applicable rate of interest set forth in the Note. Neither the Trustee nor Lender shall be responsible for such insurance or for the collection of any insurance monies, or for any insolvency of any insurer or insurance underwriter. (c) In the event that the Property is sold to Lender at any trustee's sale under this Deed of Trust (see paragraph (17), below), Trustor hereby assigns to Lender all unearned premiums on all policies of insurance covering the Property and agrees that any and all unexpired insurance covering the Property shall inure to the benefit of and pass to Lender at the time of such Trustee's sale.


                (5)      INSURANCE PROCEEDS, CONDEMNATION PROCEEDS AND OTHER
RECOVERIES: (a) All settlements, awards, damages and proceeds received by Trustor or in which Trustor has an interest under any fire or other hazard insurance policy, for losses occurring after the effective date of this Deed of Trust, or in connection with any condemnation for public use of or injury to the Property (or any part of or interest in the Property) are assigned to Lender and may, at the option of Lender, be applied by Lender as provided in section (c) of this paragraph (5). (b) All causes of action, whether accrued before or after the date of this Deed of Trust, of any type for any damage or injury to the Property (or any portion of or interest in the Property), or in connection with the sale or other transaction being financed by the funds that are secured by this Deed of Trust, or in connection with or affecting the Property (or any portion of or interest in the Property), including causes of action arising in tort or contract and causes of action in fraud or concealment of a material fact, are assigned to Lender, and the proceeds of any such causes of action may, at the option of Lender, be applied by Lender as provided in section (c) of this paragraph (5). Lender may, at its option, appear in and prosecute in its own name any action or proceeding to enforce any such cause of action and may make any compromise or settlement of any such action or proceeding. Trustor agrees to execute such further assignments of any settlements, awards, damages and causes of action as Lender from time to time may request. (c) Settlements, awards, proceeds and damages (collectively, "Awards") received by Lender under the provisions of section (a) and section (b) of this paragraph (5), except as otherwise provided for in this paragraph (5) at the option of Lender, may be applied by Lender to the outstanding balance due on the Note, or any other obligation secured by this Deed of Trust, in such order as Lender may determine.

                Trustor agrees to endorse in favor of Lender any Award which is made payable to Trustor or to Trustor and Lender and deliver same to Lender immediately upon receipt. The amount collected under any fire or other insurance policy may be applied by Lender, first, to reimbursement of all costs of collection of the proceeds. Thereafter, the proceeds may be applied to repair, replace, restore or construct the Property (hereafter collectively referred to as "Repair") to its physical condition immediately prior to the act or occurrence that caused the loss, damage or destruction, as the case may be, but only if (a) there exists no default hereunder and (b) the insurance proceeds (together with such additional funds as are deposited by Trustor with Lender pursuant to this paragraph), are sufficient for the Repair. Otherwise, at the election of Lender, in Lender's sole and absolute opinion and judgment, the proceeds may be applied to reduce the principal balance of the Note or any obligation secured hereby in such order as Lender may determine, whether or not then due, unless such application is prohibited by applicable law, or be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice or shall not extend due dates of payments or modify any obligations of Trustor.

                Should insurance proceeds be used for Repair, Lender may condition such application upon (a) the deposit with Lender of such additional funds as Lender determines are necessary to pay all costs of Repair; (b) delivery of plans and specifications, executed construction contracts, cost breakdowns and a payment and performance bond satisfactory to Lender, in its sole and absolute opinion and judgment; (c) establishment of a procedure satisfactory to Lender for lien waivers and disbursement of funds, disbursement being conditioned upon Lender having sufficient proceeds to pay the cost of Repair free of liens; and (d) evidence acceptable to Lender that the Property after completion will be in at least the same condition as existed prior to the damage, destruction or loss, as the case may be, and that there has been no material adverse change in the financial condition of Trustor since the date of this Deed of Trust. In the event Trustor does not comply with the foregoing conditions within ninety (90) days of the casualty, Lender may, at its option, use the proceeds to reduce the principal balance of the Note or pay any other obligation secured by this Deed of Trust.


               (6)  MAINTENANCE AND PRESERVATION OF THE PROPERTY:

                    (a) Trustor shall: (i) keep the Property, and every portion thereof, in good condition and repair and replace from time to time, or at any time, any Fixtures, Personalty or other items comprising the Property which may become obsolete or worn out, with Fixtures, Personalty or other items of at least the same utility, quality and value, each such replacement to be free of any liens or security interests of any kind or character other than the lien of this Deed of Trust, or any other document or instrument securing the indebtedness hereunder; (ii) not remove or demolish the Property, or any part thereof; (iii) complete or restore promptly and in good and workmanlike manner the Property, or any part thereof, which may be damaged or destroyed; (iv) comply with and not suffer violations of (A) any and all laws, ordinances, rules, regulations, standards and orders, including, without limitation, making any alterations or additions required to be made to, or safety appliances and devices required to be installed or maintained in or about, the Property, or any portion thereof, under any such laws, ordinances, rules, regulations, standards or orders now or hereafter adopted, enacted or made applicable to the Property, or any portion thereof, and payment of any fees, charges or assessments arising out of or in any way related to treatment of the Property, or any portion thereof, as a source of air pollution, traffic, storm water runoff, or other adverse environmental impacts or effects, and (B) any and all covenants, conditions, restrictions, equitable servitudes and easements, whether public or private, of every kind and character, and (C) any and all requirements of insurance companies and any bureau or agency which establishes standards of insurability, which laws, covenants or requirements affect the Property and/or pertain to acts committed or conditions existing thereon, or the use, management, operation or occupancy thereof by Trustor and anyone holding under Trustor, including (but without limitation) such work of alteration, improvement or demolition as such laws, covenants or requirements mandate; (v) not commit or permit waste of the Property, or any portion thereof; (vi) do all other acts which from the character or use of the Property may be reasonably necessary to maintain, preserve and enhance its value, including, without limitation, keeping all plants, lawns and other landscaping in a good and thriving condition, and otherwise performing such appropriate upkeep and maintenance to the Property to insure that the Property, and each part thereof, is maintained in a first-class manner and retains at all times a first-class appearance and condition, such upkeep to include, without limitation, appropriate measures to protect wood, stucco and concrete surfaces from weathering, deterioration and aging, and to protect from and immediately remove graffiti or other defacement from such surfaces; (vii) perform all obligations required to be performed in leases or conditional sales or like agreements affecting the Property or the operation, occupation or use thereof (and, if not previously assigned, in the event of default, all right, title and interest of Trustor under any such leases, conditional sales or like agreements shall be automatically assigned to Lender hereunder, together with any deposits made in connection therewith); (viii) make payment of any and all charges, assessments or fees imposed in connection with the delivery, installation or maintenance of any utility services or installations on, to or for the Property, or any portion thereof; (ix) except as permitted pursuant to the Agreement, not create any deed of trust, liens or encumbrances upon the Property subsequent hereto, the parties hereby having specifically bargained in contemplation of the fact that any subsequent encumbrance upon the Property would adversely affect Lender's reasonable security interests hereunder; (x) make no further assignment of rents of the Property; and (xi) execute and, where appropriate, acknowledge and deliver such further documents or instruments as Lender or Trustee reasonably deem necessary or appropriate to preserve, continue, perfect and enjoy the security provided for herein, including (but without limitation) assignments of Trustor's interest in leases of the Property.

                    (b) Trustor shall not undertake or suffer to be made pursuant to section (a) of this paragraph (6), any material alterations, additions, repairs, expansions, relocations, remodeling or demolition of, or structural or other material changes in, any improvements, Fixtures or Personalty comprising the Property except as permitted pursuant to the Agreement, without the prior written consent of Lender. No material changes are to be made in the Plans and Specifications as approved by Lender without Lender's prior written consent. All such work shall be performed promptly and in good and workmanlike manner, using first quality materials in conformity with plans and specifications approved in advance by Lender, and shall be diligently prosecuted to completion free of liens and encumbrances, other than this Deed of Trust and any other document or instrument evidencing or securing the indebtedness secured hereby.

                    (c)  Without limiting the generality of this paragraph
(6) , Trustor hereby warrants, represents and covenants to Lender that, to the best of Trustor's knowledge, Trustor and the Property presently comply with, and will in the future comply fully with, all applicable federal, state and local laws, ordinances, rules and regulations, and all permits and approvals issued thereunder, affecting Trustor's qualification to do business, the construction of the improvements to be located upon the Property, the sale, operation, leasing or financing of the Property and the intended occupancy, use and enjoyment thereof, including, but not limited to, all applicable subdivision laws, licenses and permits, building codes, zoning ordinances, environmental protection laws, flood disaster laws, and all laws pertaining to industrial hygiene and the environmental conditions on, under or about the Property, including, but not limited to, soil and groundwater condition. Trustor further warrants, represents and covenants that Trustor does not presently, and will not in the future, use, store, manufacture, generate, transport to or from, or dispose of any toxic substances, hazardous wastes, radioactive materials, flammable explosives or related material on or in connection with the Property or the business of Trustor on the Property except as are described in Exhibit "B" attached hereto and incorporated herein, and which are used, stored or maintained in full and complete compliance with all such laws ("Permitted Toxic Materials"). Trustor further warrants, represents and covenants to Lender that Trustor does not presently, and will not knowingly permit any lessee or other user of the Property to use, store, manufacture, generate, transport to or from, release or dispose of any toxic substances, hazardous materials, hazardous wastes, radioactive materials, flammable explosives or related materials on or in connection with the Property or the business of said lessee or other user of the Property, except as to Permitted Toxic Materials Trustor further warrants, represents and covenants to Lender that as to the Permitted Toxic Materials, Trustor shall obtain and continue to maintain all necessary permits and approvals for the Permitted Toxic Materials, and comply with all laws, ordinances, rules and regulations, and all permits and approvals issued thereunder, pertaining thereto. ("Toxic substances," "hazardous materials" and "hazardous wastes" shall include, but not be limited to, such substances, materials and wastes which are or become regulated under applicable federal, state or local laws, ordinances, rules or regulations.) Without the prior written consent of Lender, Trustor shall not seek, make or consent to any change in the zoning, conditions of use, or any other applicable land use permits, approvals or regulations pertaining to the Property, or any portion thereof, which would constitute a violation of the warranties, representations and covenants herein contained, or would otherwise impair the ability of Trustor to complete construction of any improvements now underway or to be constructed, constituting the Property, or would change the nature of the use or occupancy of the Property. Within five (5) days of (i) any contact from any federal, state, or local governmental agency concerning any environmental protection laws, including, but not limited to, any notice of any proceeding or inquiry with respect to the presence of any hazardous wastes, toxic substances or hazardous materials on the Property or the migration thereof from or to other property, (ii) any and all claims made or threatened by any third party against or relating to the Property concerning any loss or injury resulting from toxic substances, hazardous wastes, or hazardous materials, or (iii) Trustor's discovery of any occurrence or condition on any property adjoining or in the vicinity of the Property that is likely to cause the Property, or any part thereof, to be subject to any restrictions on the ownership, occupancy, transferability, or loss of the Property under any federal, state, or local laws, ordinances, rules, or regulations, Trustor shall deliver to Lender a report regarding such contact and setting forth in detail and describing any action which Trustor proposes to take with respect thereto, signed by Trustor.

                    (d) If Trustor has executed any unsecured agreement regarding hazardous materials containing any warranties and/or indemnities by Trustor in favor of Lender pertaining to the presence or release of hazardous and/or toxic materials or other similar substances upon, within or from the Property (hereinafter "Hazardous Substances Indemnity"), then the covenants, duties, and liabilities of Trustor, and the rights and remedies of Lender with respect to the subject of hazardous and/or toxic materials, shall be governed by the provisions of the Hazardous Substances Indemnity in addition to the provisions of this Deed of Trust; provided, however, that the provisions of the Hazardous Substances Indemnity shall prevail and exclusively govern the subject matter to the extent of any duplication, conflict or inconsistency between such provisions and the provisions of this Deed of Trust, and payment or performance of Trustor's obligations under said Hazardous Substances Indemnity shall not be secured by this Deed of Trust but shall be and remain unsecured obligations of the Trustor, unless expressly otherwise therein provided.

                    (e) Trustor shall deliver to Lender such affidavits, reports, certificates or other written instruments as may be requested by Lender, in Lender's reasonable judgment, pertaining to Trustor's compliance with this paragraph (6). Lender may conclusively assume that the statements, facts, information and representations contained herein and/or in any affidavits, orders, receipts or other written instruments that are filed with Lender or exhibited to it, are true and correct. Lender may rely thereon without any investigation or inquiry. By accepting or approving anything required to be observed, performed, fulfilled, or given to Lender pursuant to this paragraph
(6), Lender shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, or of Trustor's compliance with the terms of this Deed of Trust, and such acceptance or approval thereof shall not be or constitute any warranty or representation to anyone with respect thereto by Lender.

               (7) LEGAL ACTIONS AND PAYMENT OF RELATED COSTS: Trustor shall appear in and defend any action or proceeding that may, in Lender's reasonable judgment, adversely affect the Lender's security interest under this Deed of Trust or any of the rights or powers of Lender or Trustee under this Deed of Trust. Whether or not Trustor so appears or defends, Trustor shall pay all reasonable costs and expenses, including, without limitation, cost of evidence of title and reasonable attorneys' fees, that are incurred by Trustor, Lender or Trustee in any such action or proceeding in which Lender or Trustee may appear, by virtue of being made a party defendant or otherwise, and irrespective of whether the interest of Lender or Trustee in the Property is directly questioned by such action or proceeding or whether Lender's rights or interests are otherwise adversely affected thereby, or whether Lender is or shall become a party, including by way of intervention. Trustor promises and agrees to give Lender notice in writing of the pendency of any such action or proceeding promptly, but in any event no later than five (5) business days, after Trustor first obtains knowledge of the pendency of such action or proceeding. Trustor shall cooperate with Lender in any action that is brought by Lender to protect its security interest under this Deed of Trust. Trustor will, upon demand by Lender, commence any action or proceeding reasonably required to protect or facilitate Lender's recovery of Awards under paragraph (5) of this Deed of Trust. If Trustor fails to bring any such action or proceeding, then Lender may, but need not, do so, and Trustor shall pay to Lender all reasonable costs, expenses and reasonable attorneys' fees that are incurred by Lender in doing so. Whenever, under this Deed of Trust, or any other document or instrument evidencing or securing the indebtedness secured hereby, Trustor is obligated to appear in and defend Lender or defend or prosecute any action or proceeding, Lender shall have the right of full participation in any such action or proceeding, with counsel of Lender's choice, and all reasonable costs and expenses incurred by Lender in connection with such participation (including, without limitation, reasonable attorneys' fees) shall be reimbursed by Trustor to Lender immediately upon demand. In addition, Lender shall have the right to approve any counsel retained by Trustor in connection with the prosecution or defense of any such action or proceeding by Trustor, which approval shall not be unreasonably withheld. All costs or expenses required to be reimbursed by Trustor to Lender hereunder shall, if not paid upon demand by Lender, thereafter bear interest at the applicable rate of interest set forth in the Note. As used herein, "proceeding" shall include litigation (whether by way of complaint, answer, cross-complaint, counter claim or third party claim), arbitration and administrative hearings or proceedings, and shall include commencement of any case or the filing of any petition for relief or other action under any Chapter of the U.S. Bankruptcy Code.

               (8) LENDER'S RIGHTS TO INSPECT THE PROPERTY: Lender and its agents, employees and contractors, may enter upon the Property at any reasonable times upon not less than twenty-four (24) hours prior written notice to inspect the Property for any purpose relating to Lender's rights and interests under the terms of this Deed of Trust, including, but not limited to, Trustor's compliance with the terms of paragraph (6).

               (9) SUBSTITUTION OF TRUSTEE: From time to time, by an instrument signed and acknowledged by Lender, and recorded in the office of the Recorder of the County in which the Property is located, Lender may appoint a substitute Trustee or Trustees in place of the Trustee named in this Deed of Trust. Such instrument shall refer to this Deed of Trust and shall set forth the date and instrument number or book and page of its recordation. Upon recordation of such instrument, the Trustee named in this Deed of Trust shall be discharged and the new Trustee so appointed shall be substituted as Trustee under this Deed of Trust with the same effect as if originally named Trustee in this Deed of Trust. An instrument recorded pursuant to the provisions of this paragraph (9) shall be conclusive proof of the proper substitution of such new Trustee.

              (10) MISCELLANEOUS POWERS OF LENDER AND TRUSTEE: In addition to any other powers granted in this Deed of Trust to the Trustee, from time to time, upon the written request of Lender and upon the presentation of this Deed of Trust and any obligation secured by this Deed of Trust for endorsement, and without affecting any obligation secured by this Deed of Trust or the performance of the obligations set forth in this Deed of Trust, the Trustee may, without liability and without notice to any person: reconvey all or any part of the Property to Trustor, consent to the making of any map or plat of the Property, join in granting any easement on the Property, join in any agreement subordinating the lien of this Deed of Trust, release any obligation secured by this Deed of Trust, in whole or in part, with regard to any Trustor, extend or renew the Note or any other obligation secured by this Deed of Trust, accept or release any additional security under this Deed of Trust, or accept and release the guaranty of any additional person or any obligation secured by this Deed of Trust.

              (11) ASSIGNMENT AND COLLECTION OF RENTS: (a) Trustor hereby assigns absolutely to Lender the rents of the Property, with a revocable license to collect such rents as they become due and payable, prior to any default by Trustor under paragraph (14) of this Deed of Trust, being retained by Trustor.
(b) Upon any default by Trustor under paragraph (14) of this Deed of Trust, such license will, automatically, be deemed revoked without the necessity for any act or notice by Lender, and Lender, in person, by agent or by judicially appointed receiver, shall be entitled to enter upon, take possession of and manage the Property and may collect the rents of the Property, and, after so taking possession, shall be entitled to collect any rents that are past due. Lender has, however, no duty to produce rents from the Property nor any responsibility for pursuing or collecting claims or rights of Trustor. If Trustor, at or immediately prior to such taking of possession by or on behalf of Lender, has operated a business upon the Property other than the rental thereof, the authority granted herein to so take possession of the Property shall also include the authority and power to take possession of the receipts of such business and, if appropriate, to operate such business, and the receipts thereof shall be deemed herein to be a form of rents. All rents collected by Lender or the receiver shall be applied first to payment of the costs of management of the Property and of collection of rents, including, but not limited to, reasonable costs and expenses of any receivership and reasonable attorneys' fees incurred by Lender in connection with the receivership, and then to the Note and any other obligations secured by this Deed of Trust. Lender and the receiver shall be liable to account only for those rents actually received. (c) At any time, whether or not an event of default exists under this Deed of Trust, or any other agreement or obligation secured by this Deed of Trust, Trustor shall, on demand, deliver to Lender from time to time all security deposits made by lessees to Trustor under the terms of any lease of all or part of the Property. These funds shall be held by Lender without interest payable to Trustor and as a part of and commingled with Lender's general funds. These funds, however, will be repayable to lessees pursuant to the provisions of the leases under which security deposits are made. In the event of any conflict between the provisions of this paragraph (11) and the provisions of a specific separate assignment of rents and/or assignment of lease(s) , the provisions of the specific assignment(s) shall be deemed to govern over the provisions of this paragraph.

              (12) RECONVEYANCE OF THE PROPERTY: Upon the written request of Lender stating that the Note and all other obligations secured by this Deed of Trust have been discharged, and upon surrender of this Deed of Trust, the Note or any other notes or instruments evidencing such other obligations to the Trustee, and upon payment of the Trustee's fees, the Trustee shall reconvey, without warranty, the Property or that portion of the Property then held by the Trustee under this Deed of Trust. The recitals in any such reconveyance of any matters or facts shall be conclusive proof of the truthfulness of such matters or facts. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto." When the Property has been fully reconveyed, the last such reconveyance shall operate as a reassignment of all of the rents of the Property to the person or persons legally entitled to such rents. Five
(5)
years after issuance of such full reconveyance, the Trustee may destroy this Deed of Trust and any such notes, unless directed in such request to retain them.

              (13) CHANGE OF LENDER'S RECORDS: In the event Trustor requests Lender to change any of its records relating to the Property, the Note or this Deed of Trust (including, but not limited to, changes in mailing address or ownership of the Property), Trustor shall pay a reasonable fee prescribed by the Lender to so change its records.

ACCELERATION AND DEFAULT:

              (14)  CONDITIONS UNDER WHICH LENDER MAY DECLARE A DEFAULT BY
TRUSTOR: A default under this Deed of Trust shall occur in the event that: (a) Trustor fails to pay when due: (i) any sum payable under the Note; or (ii) any sum the payment of which is required or secured by this Deed of Trust; (b) Trustor fails to perform any other obligation required to be performed by Trustor under this Deed of Trust or secured by this Deed of Trust; (c) the Property is or becomes subject to any proceedings for abatement of a public nuisance; (d) any material information given to Lender by Trustor, intended to or which does, in fact, induce the granting of any loan by Lender secured by this Deed of Trust, was not true in any respect when given, or any material information requested or required by Lender is intentionally or grossly negligently withheld or concealed from such application by Trustor; or (e) there is an Event of Default under the Agreement.

              (15) LENDER'S RIGHT TO REQUIRE IMMEDIATE PAYMENT IN FULL: In the event: (a) of a default under this Deed of Trust, or (b) Trustor sells, transfers, grants, hypothecates, conveys, encumbers, alienates, or assigns (voluntarily, involuntarily, or by operation of law), enters into a contract of sale of, or leases, the Property, or any portion of the Property or any interest therein, except as permitted under the Agreement, Lender may, at its option and without further notice to any person, declare the entire principal balance and any other obligations under the Note and/or any other obligations secured by this Deed of Trust, together with accrued interest thereon and any prepayment penalties, immediately due and payable. Trustor shall provide to Lender a complete and exact duplicate copy of any contract providing for the transfer of any interest in the Property, or any deed of trust or similar instrument creating a lien or encumbrance on the Property, immediately upon the execution of any such contract, deed of trust, or other instrument. No waiver of the Lender's right to accelerate shall be effective unless it is in writing. For purposes of this paragraph, a transfer by Trustor shall also be deemed to occur in the event all or a majority interest in Trustor shall be transferred by Nexus Properties, Inc. ("NPI") to any person or entity other than Ligand or an entity owned or controlled by Ligand pursuant to the Operating Agreement by and between NPI and Ligand, dated March 7, 1997. ("Entity" means any corporation, limited liability company, partnership, joint venture or unincorporated organization, directly or indirectly related to, in control of, controlled by or under the common control of Ligand).

            Notwithstanding the foregoing, the obligations secured by this Deed of Trust, including the obligations of Trustor under the Agreement, may be assumed by Ligand or an entity owned or controlled by Ligand in connection with the transfer of the Property by Trustor to Ligand or such entity in the event each of the following terms and conditions is fully and completely satisfied, in Lender's determination:

                    (a) the financial condition and creditworthiness of Ligand or such entity at the time of the assumption shall be satisfactory to Lender, in Lender's reasonable discretion; and

                    (b) Ligand or such entity shall affirmatively assume all obligations of Trustor under the Deed of Trust, Note, Agreement and other Loan Documents in form and content satisfactory to Lender, in Lender's sole discretion; and

                    (c) Ligand, such entity or Trustor shall pay all reasonable costs incurred by Lender in connection with the request, approval and processing of any assumption including title fees, escrow fees, credit reporting fees and the like; and

                    (d) Ligand, such entity or Trustor shall pay all reasonable attorney's fees and costs for preparation of any documents in connection with the assumption of the obligations requested by Lender, including an assumption agreement; and

                    (e) There shall exist no default hereunder or under any of the Loan Documents at the time of the assumption; and

                    (f) Ligand shall acquire the Property through the Ligand Option or pursuant to the right of first refusal contained in the Ligand Lease.

             In the event Ligand or such entity assumes the obligations of Trustor as permitted herein, Trustor and Guarantors shall be released from any further obligations under the Deed of Trust, Note, Agreement, Continuing Guaranties and the other Loan Documents.

              (16)  LENDER'S RIGHT TO PERFORM ACTS TRUSTOR FAILS TO PERFORM AND
INDEMNIFICATION:

                    (a) If Trustor fails to make any payment when due or to do any act required to be made or performed under this Deed of

Trust, then Lender or Trustee, without notice to or demand upon Trustor and without releasing Trustor from any obligation under this Deed of Trust, may, but are not required to, make or do the same in such manner and to such extent as either may deem necessary or desirable to protect the security of this Deed of Trust. Lender and Trustee are authorized to (i) enter upon the Property for such purposes; (ii) appear in and defend any action or proceeding purporting to affect the security of this Deed of Trust or the rights or powers of Lender or Trustee; and (iii) pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien, in whole, in part and/or in installments, which is or claims to be prior or superior to the lien of this Deed of Trust, the judgment of Lender or Trustee being conclusive of the matter as among the parties to this Deed of Trust. In exercising the above powers, Lender or Trustee may pay necessary costs and expenses, employ counsel, consultants, any other agents or independent contractors that Lender believes is necessary, in Lender's reasonable judgment, and pay reasonable fees, compensation, and costs thereof. Trustor promises and agrees to pay immediately upon demand all amounts so expended by Lender or Trustee (including all such reasonable costs, expenses and attorneys' fees) under this paragraph (16), together with any reasonable fees charged by Lender in regard to such activity by Lender and interest from the date of expenditure at the applicable rate of interest set forth in the Note, with payment of such amounts being secured by this Deed of Trust.

                    (b) Trustor hereby indemnifies and agrees to hold harmless Lender and Trustee and their directors, officers, shareholders, agents and employees (individually and collectively the "Indemnitees") from and against:
(i) any and all claims, demands, actions, liabilities, or causes of action that are asserted against any Indemnitee by any person or entity if the claim, demand, action, liability, or cause of action, directly or indirectly, relates to a claim, demand, action, liability, or cause of action that the person or entity has or asserts based upon, arising out of, or in connection with, the Property, the conduct of Trustor, any action or non-action by Trustor in connection with the Property, or this Deed of Trust; and (ii) any and all claims, liabilities, losses, costs, or expenses (including court costs and attorneys' fees) that any Indemnitee suffers or incurs as a result of the assertion of any such claim, demand, action, liability or cause of action; provided, however, the indemnification in this paragraph shall not be applicable to any of the foregoing in the event that such is the result of Lender's breach of or default under this Deed of Trust, Lender's gross negligence, or Lender's willful misconduct; The foregoing indemnity shall survive the release of this Deed of Trust, whether such release is as a result of payment of the indebtedness secured hereby, foreclosure, acceptance of a deed in lieu of foreclosure, other action, or otherwise.

              (17) TRUSTEE'S RIGHTS AND DUTIES TO SELL THE PROPERTY: (a) In the event of a default under this Deed of Trust by Trustor, Lender may then or thereafter execute or cause the Trustee to execute a written notice of such default and of its election to have the Property sold to satisfy the obligations secured by this Deed of Trust. Such notice shall be recorded in the office of the Recorder of the County where the Property is located. (b) When the minimum period of time required by law following recordation of such notice of default has elapsed, and notice of sale having been given as then required by law, the Trustee, without demand upon Trustor, shall sell the Property at the time and place of sale fixed by it in the notice of sale, either as a whole or in separate parcels, and in such order as Lender may determine, at public auction to the highest bidder for cash or a cash equivalent acceptable to Trustee, in lawful money of the United States, payable at time of sale. Lender shall have the right, at its option, to offset Lender's bid(s) to the extent of the total amount due Lender, including but not limited to all Trustee's fees, costs, expenses (including, without limitation, premiums for guarantees or other evidence of title), and other amounts secured by this Deed of Trust. The Trustee may postpone the sale of all or any portion of the Property by public notice at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Additionally, Lender, from time to time before any Trustee's sale, may rescind or cause to be rescinded any notice of default and election to sell or notice of sale by executing and delivering to Trustee a written notice of such rescission, which notice, when recorded, shall also constitute a cancellation of any prior declaration of default and demand for sale. The exercise by Lender of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring, or impair the right of Lender to execute and deliver to Trustee, as above provided, other declarations or notices of default and demand for sale of the Property to satisfy the obligations hereof, nor otherwise affect any provision, covenant or condition of the Note or the Agreement or any of the rights, obligations or remedies of Trustee to Lender.
(c) The Trustee shall deliver to the purchaser at such sale its deed conveying the Property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. (d) Any person, including Trustor, Lender or Trustee may purchase at such sale. After deducting all costs, fees and expenses of the Trustee and of this Trust, including, without limitation, cost of evidence of title and attorneys' fees in connection with the sale, the Trustee shall apply the proceeds of the sale to the payment of: first, all sums expended under the terms of this Deed of Trust not: then repaid, with interest at the applicable rate of interest set forth in the Note; second, the payment of all other sums then secured by this Deed, of Trust; and third, the remainder, if any, to person or persons legally entitled to such proceeds.

              (18) OTHER REMEDIES IF TRUSTOR DEFAULTS: (a) All of the remedies of Lender and Trustee set forth in this Deed of Trust are intended to be in addition to and not in substitution for any other remedies available to Lender or Trustee at law or in equity. It is expressly understood and agreed that Lender or Trustee, or both, may bring suit in any court of competent jurisdiction to foreclose this Deed of Trust by judicial action or to obtain specific performance of the assignment of rents contained in this Deed of Trust. In connection with any such action, Lender or Trustee may apply to the court for the appointment of a receiver to take possession of the Property, operate the business of Trustor being conducted on the Property, utilize and enforce all agreements of Trustor in respect of the operation of such business, the utilization of any such agreement being at the election of Lender or the receiver, to be exercised at any time after declaration of a default hereunder, receive the rents of the Property and apply the same to the obligations of Trustor under this Deed of Trust and under the Note and any other obligations secured by this Deed of Trust. (b) Neither the acceptance of this Deed of Trust nor its enforcement in any manner shall prejudice the right of Lender or Trustee to realize upon or enforce any other security now or later held by Lender or Trustee. The rights of Lender and Trustee under this Deed of Trust, and with respect to any other security now or later held by Lender, may be enforced in such order and manner as Lender and Trustee, or either of them, may determine in their sole and absolute discretion to the extent permitted under applicable law.

              (19) TRUSTOR'S OBLIGATIONS AND LENDER'S RIGHTS NOT WAIVED: By accepting payment of any sum secured by this Deed of Trust after its due date, or by accepting late performance of any obligation secured by this Deed of Trust, or by making any payment or performing any act on behalf of Trustor that Trustor was obligated to make or perform under this Deed of Trust but failed to make or perform, or by adding any payment so made by Lender to the Note secured by this Deed of Trust, Lender does not waive its right either to require prompt payment when due of all other sums so secured or to declare default for failure to make any such prompt payment or to perform any such act. No failure or delay on the part of Lender, Trustee, or any holder of the Note or this Deed of Trust in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any such power, right or privilege shall preclude other or further exercise thereof or of any other right, power or privilege. No exercise of any right or remedy of Lender or Trustee under this Deed of Trust shall constitute a waiver of any other right or remedy contained in this Deed of Trust or provided by law. All rights and remedies existing under this Deed of Trust are cumulative to, and not exclusive of, any rights or remedies otherwise available.

              (20) SUCCESSORS IN INTEREST: The terms, agreements, and conditions contained in this Deed of Trust shall apply to, be binding upon and inure to the benefit of, all of the parties to this Deed of Trust, their heirs, personal representatives, successors and assigns.

              (21) STATEMENTS CONCERNING THE STATUS OF THE LOAN: From time to time as required by law, Lender shall furnish to Trustor such statements as may be required concerning the status of the obligations secured by this Deed of Trust. Trustor promises and agrees to pay upon demand for such statements the maximum amount permitted by law.

              (22) TRUSTEE'S OBLIGATIONS: The Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. The Trustee is not obligated to notify any party to this Deed of Trust of pending sale under any other deed of trust or of any action or proceeding in which Trustor, Lender or Trustee is a party unless such action is brought by the Trustee. The Trustee shall not be obligated to perform any act required of it under this Deed of Trust unless the performance of such act is requested in writing and the Trustee is reasonably indemnified against loss, costs, liability and expense.

              (23)  OBLIGATIONS OF TRUSTOR ARE JOINT AND SEVERAL; GENDER AND
NUMBER: If more than one person has executed this Deed of Trust as "Trustor," the obligations of all such persons under this Deed of Trust shall be joint and several. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

              (24) NO OFFSETS: No offset or claims which Trustor now or in the future may have against Lender shall relieve Trustor from making payments or performing any other obligations contained in or secured by this Deed of Trust. Despite any right or option that may be granted to Lender or Trustee by this Deed of Trust or in the evidence of any obligations secured by this Deed of Trust or document ancillary to this Deed of Trust to receive, collect, accept deposit of, use, apply or in any other manner obtain or dispose of any funds or property, the same shall not be deemed to constitute any credit against or to satisfy any obligation secured by this Deed of Trust, in whole or in part, unless and until such funds or property shall be both so obtained and expressly so applied by Lender or Trustee to such satisfaction of such obligation and then only in the manner and to the extent of such application.

              (25) GOVERNING LAW: The loan secured by this Deed of Trust is made pursuant to the laws of the State of California, and the rules and regulations promulgated thereunder. The loan contracts between the parties, including this Deed of Trust, shall be construed and governed by such laws, rules, and regulations.

              (26) AGREEMENT CHANGED ONLY BY WRITING: This Deed of Trust cannot be changed except by agreement in writing signed by Trustor and Lender.

              (27) TIME: Time is of the essence in connection with all of Trustor's obligations under this Deed of Trust.

              (28) NOTICE: Except for any notice required under applicable law to be given in another manner: (a) any notice to Trustor provided for in this Deed of Trust shall be addressed to Trustor at the address of Trustor set forth above, or to such other address as Trustor may designate by notice to Lender pursuant to the terms of paragraph (28)(c), and (b) any notice to Lender provided for in this Deed of Trust shall be addressed to Lender as follows:

               Tokai Bank of California 300 South Grand Avenue
               Los Angeles, California 90071
               Attention:        Legal Department

and to such other address as Lender may designate by notice to Trustor, pursuant to the terms of paragraph (28)(c).

               (c) Except as otherwise provided by law, all notices, requests, demands, directions, and other communications provided for in this Deed of Trust must be in writing mailed, telegraphed, delivered, or sent by telex, facsimile, cable or other form of electronic written communication to the appropriate party at its respective address. Any notice given by telegram, telex, facsimile, cable or other form of electronic written communication must be confirmed within forty-eight (48) hours by letter mailed or delivered to the appropriate party at its respective address. If any notice is given by mail it will be effective three (3) calendar days after being deposited in the mails with first-class or airmail postage prepaid or, if given to an overnight air courier, such as FedEx, DHL or Purolator, on the next business day after timely and proper deposit with such overnight air courier with request for next business day delivery; if given by telegraph or cable, when delivered to the telegraph company with charges prepaid; if given by telex, facsimile or other form of electronic written communication, when sent; or if given by personal delivery, when delivered.

              (29) TITLES, CAPTIONS, AND HEADINGS: The titles, captions, and headings to paragraphs contained in this Deed of Trust are for assistance in identification only and are not to be considered part of the substance of the provisions of this Deed of Trust.

              (30) SEVERABILITY OF PROVISIONS: If any paragraph, clause or provision of this Deed of Trust is construed or interpreted by a court of competent jurisdiction to be void, invalid or unenforceable, such decision shall affect only those paragraphs, clauses or provisions so construed or interpreted and shall not affect the remaining paragraphs, clauses and provisions of this Deed of Trust.

              (31)  ACKNOWLEDGMENT OF TRUSTOR'S UNDERSTANDING OF DEED OF
TRUST: The foregoing terms, provisions and conditions of this Deed of Trust have been read and are understood by Trustor. Trustor hereby acknowledges receipt of a copy of this Deed of Trust.

              (32) LENDER'S RELIANCE: The financial accommodations made or to be made by Lender to Trustor are being made, renewed or extended, as applicable, by Lender to Trustor at the request and urging of Trustor and this Deed of Trust is being given in consideration of such financial accommodations, and Lender may rely upon the validity and enforceability of this Deed of Trust in making such financial accommodations.

              (33)  SECURITY AGREEMENT:

                    (a) Security Interest and Fixture Filing. This Deed of Trust shall also constitute and serve as a security agreement and financing statement for Personalty, Fixtures, and any of the Property in which a security interest can be perfected within the meaning of and under Division 9 of the California Uniform Commercial Code, and shall grant to Lender, until the obligations secured hereby shall be satisfied, a first priority security interest, including but not limited to a fixture filing, pursuant to Division 9 of the California Uniform Commercial Code with respect to the Personalty and Fixtures. To this end, Trustor shall and hereby does grant to Lender, a first priority security interest in, under and to the Personalty, Fixtures, and any of the Property in which a security interest can be perfected under Division 9 of the California Uniform Commercial Code.

                    (b) Financing Statements. Trustor shall execute and deliver to Lender, in form and substance reasonably satisfactory to Lender, such financing statements and further assurances as Lender may, from time to time, require to create, perfect, and preserve Lender's security interest herein granted, and Lender may cause such financing statements and assurances to be recorded and filed at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest.

                    (c) Remedies on Default. Upon default, Lender may, at its option (i) exercise any remedy permitted by law or in equity, its option: including without limitation, all the rights and remedies of a secured party under the California Uniform Commercial Code in any jurisdiction where enforcement is sought, whether in California or elsewhere; (ii) notify any parties obligated on any of Personalty or Fixtures to make payment to Lender and enforce collection thereof; (iii) apply any sums received or collected from or on account of any Personalty or Fixtures, including the proceeds of any sales thereof, to the payment of any indebtedness of Trustor to Lender in any order, including the costs and expenses incurred in preserving and enforcing the rights of Lender and attorneys, fees, in such order and manner as Lender in Lender's sole discretion determines. All of Lender's rights and remedies shall be cumulative and not exclusive.

                    (d) This Deed of Trust shall constitute a fixture filing under the California Uniform Commercial Code. Lender's address from which information concerning Lender's security interest can be obtained is set forth in paragraph (28) above, subject to change as therein provided.

              (34) SALE OF INTEREST: Trustor acknowledges and accepts that Lender may, at any time, in Lender's sole discretion sell all or any portion of Lender's interest in the Note and this Deed of Trust to one or more third parties. The sale of all or any part of Lender's interest in the Note or Deed of Trust shall not relieve Trustor of any of Trustor's obligations hereunder.

              (35) SEPARATE PROPERTY: Any married person executing this Deed of Trust in an individual capacity agrees that recourse may be had to his or her separate property for satisfaction of all sums secured under this Deed of Trust.

              (36) BOOKS AND RECORDS: Trustor shall keep and maintain at all times at Trustor's address stated above, or at such other place as Lender, in the exercise of its reasonable judgment, may approve in writing from time to time, complete and accurate books or accounts and records adequate to reflect correctly the results of the operation of the Property and copies of all written contracts, leases, rental agreements, concessions, licenses, and other documents and instruments which affect the Property, or any portion thereof or interest therein. Such books, records, contracts, leases, documents, and other instruments shall be subject to examination and inspection by Lender, or Lender's agents or designated auditors, at any reasonable time and from time to time, on not less than twenty-four (24) hours prior written notice. Trustor shall furnish upon Lender's request, a rent schedule for the Property, certified by Trustor, showing the name of each tenant and, for each tenant, the space occupied, the expiration date of the lease or rental agreement, the rent payable and the rent paid, the security deposit held, and such other information regarding the leasing of the Property as Lender shall require in its reasonable judgment. Upon Lender's request, Trustor shall also provide to Lender, within ten (10) days after request, such interim statements of income and expense as Lender shall require, and current financial statements of Trustor and any guarantor of all or any of the obligations secured by this Deed of

Trust; provided, however, except as otherwise permitted under the Agreement, such request shall not be made more than two (2) times in any calendar year; Such statements shall be prepared in accordance with generally accepted accounting principles consistently applied, certified as being complete and accurate by the party whose statement is being furnished and, if required by Lender, by an independent certified public accountant.

              (37) INSPECTION, APPRAISAL, AND ASSESSMENTS: Lender may, at any time and from time to time and as and when Lender deems to be appropriate, whether or not Trustor is then in default of not less than twenty-four (24) hours prior written notice, (a) enter upon the Premises, directly or through one or more agents or independent contractors, to inspect any and all Property which is security for the obligations herein described, and (b) cause to be performed and prepared one or more appraisals and/or preliminary or other environmental assessments of the Property, or any portion thereof, in form and content satisfactory to Lender and meeting all requirements or standards of applicable laws, regulations, ordinances, orders, and generally recognized industry standards relating thereto. All reasonable costs and expenses incurred by Lender or Trustee in connection with any such inspection, appraisal, or assessment, shall be payable by Trustor upon demand and shall be secured by this Deed of Trust. All reports and other evidence and work papers relating to such inspections, appraisals, and assessments, shall be and remain the sole property of Lender, and Trustor hereby waives any right which Trustor may have by agreement or by operation of law to receive an original or duplicate thereof. Any appraisal or assessment may, at Lender's sole election, be relied upon by Lender in taking any action Lender deems to be necessary or appropriate in connection with the enforcement of its rights and exercise of remedies under or by virtue of this Deed of Trust, or under any obligation secured hereby, or under any separate obligation pertaining to the Property, or in connection with the protection, maintenance, preservation, remediation, restoration, or repair of the Property. Unless Lender otherwise expressly declares in writing, neither said appraisal nor assessment shall constitute conclusive evidence of the value or condition of the Property or as a representation or warranty by Lender as to the value or condition of the Property, and may not be used or relied upon by Trustor for any purpose.

              (38) DEFINITIONS: All terms not defined herein shall be defined as set forth on the Agreement.

              (39) LIMITATIONS ON LIABILITY: Ligand Pharmaceuticals Incorporated ("Ligand") is a member of Trustor and owns a one percent (1%) interest in Trustor. Ligand shall not have any liability for the obligations of Trustor under this Deed of Trust beyond the amount that Ligand contributed to purchase its one percent (1%) interest in

Trustor. Notwithstanding the foregoing, the limitation of liability of Ligand provided for herein shall not be applicable and shall cease to be in force and effect in the event that: (i) Ligand or any officer, director, employee or shareholder of Ligand has caused or contributed to any breach or violation of this Deed of Trust and has liability therefor under applicable law other than by virtue of its membership interest in Trustor; or (ii) Ligand acquires in excess of fifty percent (50%)of the ownership interest in Borrower, directly or through an entity of Ligand;(iii) Ligand assumes the obligations of Trustor under the Note; or (iv) Ligand acquires the Property; or (v) Ligand acquires in excess of fifty percent (50%) of the ownership interest in any entity that assumes the obligations of Trustor under the Note or acquires the Property.

THE UNDERSIGNED TRUSTOR REQUESTS THAT A COPY OF ANY NOTICE OF DEFAULT AND ANY NOTICE OF SALE HEREUNDER BE MAILED TO TRUSTOR AT TRUSTOR'S ADDRESS SET FORTH ABOVE.

               ("Trustor")

               NEXUS EQUITY VI LLC,
               a California limited liability
               company

                     By:   NEXUS PROPERTIES, INC.
                           Its  Manager


                     By:    /s/Michael J. Reidy
                           --------------------------
                               Michael J. Reidy
                               Chief Executive Officer



                      [ALL SIGNATURES MUST BE ACKNOWLEDGED]

                                   EXHIBIT "A"
                               (Legal Description)

PARCEL 2 OF PARCEL MAP 17826, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, FEBRUARY 18,1997.

                                   EXHIBIT "B"
                           (Permitted Toxic Materials)

Trustor shall not permit there to be any hazardous and/or toxic materials at, on, in, around and/or under the Property and improvements, other than those as used in the regular course of business and for which Trustor has licenses from the proper authority, such as a government agency or regulatory body, and further, notwithstanding the foregoing, Trustor hereby expressly covenants, represents and warrants to Lender that all such materials shall be used or stored in strict compliance with the provisions as set forth in paragraph 6(c) of the Deed of Trust for compliance with all state and federal laws, rules, regulations, relating to or governing the use, storage and/or presence of toxic and/or Hazardous Substances Indemnity.

Notwithstanding any provisions to the contrary contained in this Exhibit "B" and paragraph 6(c) of the Deed of Trust, in the event Trustor has executed any unsecured Hazardous Substances Indemnity Agreement ("Hazardous Substances Indemnity") in favor of Beneficiary pertaining to the presence or release of hazardous and/or toxic materials or other similar substances upon, within or from the Property, then the covenants, duties and liabilities of Trustor, and the rights and remedies of Beneficiary with respect to the subject of hazardous and/or toxic materials, shall be governed by the provisions of the Hazardous Substances Indemnity in addition to the provisions of the Deed of Trust; provided, however, that the provisions of said Hazardous Substances Indemnity shall prevail and exclusively govern the subject matter to the extent of any duplication, conflict or inconsistency between such provisions and the provisions of this Deed of Trust, and payment or performance of Trustor's obligations under said Hazardous Substances Indemnity shall not be secured by this Deed of Trust, but shall be and remain unsecured obligations of the Trustor.

STATE OF CALIFORNIA      )
                         )ss.
COUNTY OF SAN DIEGO      )
          -----------


On MARCH 10, 1997 before me, PATRICIA M.ERICKSON, NOTARY PUBLIC personally appeared MICHAEL J. REIDY, (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted executed the instrument.


WITNESS my hand and official seal.

Signature    /s/Patricia M. Erickson
          -----------------------------

                                             (Seal)

                                       CERTIFIED to be a correct Copy of the
[STAMP]                                Contents of the Original Document
                                       Recorded  3-11-97 @ 9:34 AM
                                                ----------------------------
                                       File No. 1997 - 0105344
                                               -----------------------------
RECORDING REQUESTED BY:                Official Records of San Diego County,
AND WHEN RECORDED MAIL TO:             California
TOKAI BANK OF CALIFORNIA               CHICAGO TITLE COMPANY
Central Note Department
Branch: #9207 - Credit Control                      [SIGNATURE]
300 South Grand Avenue, 5th Floor      --------------------------------------
Los Angeles, CA 90071

Assesor's Parcel No. 340-180-05 AND
                     ---------------
A PORTION OF 340-180-04


           ABSOLUTE ASSIGNMENT OF LEASES, RENTS AND LEASE GUARANTIES

FOR VALUE RECEIVED, the undersigned ("Assignor") grants, transfers and assigns to Tokai Bank of California, a California banking corporation ("Assignee"), all of Assignor's right, title and interest in all leases executed by Assignor, or Assignor's successor in interest, in regard to the real property described below, as lessor (individually and collectively the "Leases") concerning real property located in San Diego County, California, commonly known as Lot #15, Torrey Pines Science Center, La Jolla, California, and legally described as set forth in Exhibit "A" hereto, which Exhibit "A" is incorporated herein by reference ("Property") and all lease guaranties in regard to the Leases (individually and collectively, the "Lease Guaranties"). The Property is the subject of a certain Construction Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing ("Deed of Trust"), by Assignor to Chicago Title Company, as Trustee, for Assignee, as Beneficiary, which Deed of Trust secures an obligation in the aggregate original principal amount of $14,270,000.00 plus permitted accrued interest pursuant to a Construction Loan Agreement between Assignor and Assignee dated March 7, 1997 ("Loan Agreement"), in regard to which this assignment is given. This assignment includes assignment of Assignor's interest in all extensions and renewals of the Leases, and all extensions or renewals of the Lease Guaranties.

               1. Assignor warrants that title to all of such property interests is in Assignor; that Assignor has the right to make this assignment; that full title and right to receive all rents, issues and profits under the Leases and all amounts accruing under the

Lease Guaranties are vested absolutely in Assignee by this assignment; and that the rental property and rental payments and other sums are free from liens, encumbrances, claims and setoffs of every kind whatsoever, except as permitted under the Loan Agreement.

               2. Assignor, to the extent made necessary hereby, appoints Assignee its true, lawful and irrevocable attorney to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in the name of Assignor or in the name of Assignee, for all rents and other sums payable in regard to the Leases and Lease Guaranties.

               3. Until a notice of default in the payment of any indebtedness to which this assignment is related or in the performance of any obligation, covenant or agreement contained herein or in the Deed of Trust on the part of Assignor to be performed is transmitted by Assignee to Assignor, Assignor shall have the right to collect said rents or other sums, but according to the terms and conditions hereinafter specified. Notice shall be given in accordance with the Loan Agreement.

               4. Assignor consents that, without further notice and without releasing the liability of Assignor, Assignee may, at Assignee's discretion, give grace or indulgence in the collection of all rents and sums due or to become due under the Leases and Lease Guaranties and grant extensions of time for the payment of the same before, at, or after maturity.

               5. Nothing herein contained shall be construed as imposing upon Assignee the duty to collect any rent or any other sum. Further, nothing herein contained shall be construed as imposing upon Assignee any duty in regard to causing the Property to be rented, in whole or in part, or to be utilized in any other way.

               6. Nothing herein contained shall be construed as requiring Assignee to give credit to Assignor or any successor in interest of Assignor in regard to Assignor's obligation or obligations to Assignee which are related to this assignment, or as creating any setoff against or reduction of said obligation or obligations for any sum or sums except to the extent of any sum or sums actually received and so applied by Assignee.

               7. Assignee does not assume any of the landlord's obligations under the Leases or the Lease Guaranties, or any of them, and Assignor agrees
(a) to keep and perform all obligations
of the landlord under the Leases and the Lease Guaranties and to save Assignee harmless from the consequences of any failure to do so; and (b) to preserve the Property subject to the Leases free and clear of liens and encumbrances, except to or with the consent of Assignee.

               8. Except as permitted under the Loan Agreement, Assignor agrees that Assignor will not assign any other interest in the Leases or the Lease Guaranties, or any of them, or in the rents, issues or profits of the Property; that notice of this assignment may be given to any tenant or lease guarantor at any time at Assignee's option; and that, in the event any payment of rent or any other sum is made to Assignor, Assignor will hold the same as trustee for Assignee to the extent that the same equals any installment or installments then due and payable under the related obligation or obligations, any installment or installments on any lien which may be superior to the Deed of Trust in terms of priority and any taxes or assessments then due and payable in regard to the Property.

               9. Assignor further agrees, at its sole cost and expense, to enforce or secure the performance of each obligation of the Leases by the respective Lessees to be performed and each obligation of the Lease Guaranties by the respective lease guarantor to be performed; except as permitted under the Loan Agreement, not to anticipate the rents thereunder, nor to waive or release any party thereunder of or from his, her or its obligations; not to modify the Leases or Lease Guaranties, or any of them, nor accept surrender thereunder.

              10. This assignment is in addition to the Deed of Trust and is not to be construed as being a waiver of any of the terms thereof or of the obligation which the Deed of Trust secures.

              11. If, as and when Assignee gives notice of default, as hereinabove described, and commences collecting rents or other sums payable in regard to said Property, Assignee shall be entitled to reasonable attorneys' fees for so doing, reasonable fees and commissions for management of the Property and reimbursement for expenses for maintaining said Property, all added to the obligation hereinabove described as though advances under the Deed of Trust.

              12. This assignment is irrevocable and shall remain in full force and effect until and unless there is payment in full of all obligations related to it or it is released in writing by Assignee.

              13. A breach or default under any of the terms, provisions, conditions, or covenants of this Assignment shall constitute a default under the Note, the Deed of Trust and all other instruments evidencing or securing the Note, as those terms are defined in the Loan Agreement, and, upon occurrence of any such breach or default, at the option of Lender, without notice to Assignor, all unpaid indebtedness secured by said instruments shall become immediately due and payable.

              14. Nothing contained in this assignment or in any action or undertaking by Assignee pursuant to this assignment shall be deemed or be construed to constitute Assignee as a mortgagee in possession of the Property or to obligate Assignee to take any action hereunder, to incur expenses or discharge any obligation, duty or liability hereunder or under the Leases or Lease Guaranties. Until the loan as evidenced by the Note and all indebtedness secured hereby shall have been paid in full, Assignor will from time to time execute and deliver to Assignee upon demand any and all writings which Assignee may reasonably deem necessary or desirable to carry out the purposes and intent hereof, and which will enable Assignee to enforce any right or remedy hereunder.

              15. Assignor hereby indemnifies and holds Assignee harmless from and against any and all liability, loss, or damage which Assignee may incur under the Leases or Lease Guaranties or by reason of this assignment, and of and from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligation or undertaking to be performed or discharged by any mortgagee or holder of a trust deed under the Leases or this assignment. Nothing contained in the Deed of Trust, the Note, or in this assignment shall be construed to bind Assignee to the performance of any of the terms or provisions contained in any of the Leases or Lease Guaranties, or otherwise to impose any obligation on Assignee, including, but not limited to, any liability under any covenant of quiet enjoyment contained in the Leases in the event that any tenant shall have been enjoined as a party defendant in any action to foreclose the Deed of Trust and shall have been barred and foreclosed thereby of all right, title, and interest, and equity of redemption, in said premises. Prior to actual entry and taking possession of the Property, or any portion thereof, by Assignee, even though Assignee may be receiving rental income, this assignment shall not operate to place responsibility for control, care, management, or repair of said Property upon Assignee, nor for the carrying out of any terms and provisions of said Leases or Lease Guaranties. Should Assignee incur any liability described in this Section, or loss or damage under the Leases or Lease Guaranties or under or by reason of the assignment, or in defense of any such claims or demands, Assignor shall immediately upon demand reimburse Assignee for the amount thereof, including reasonable costs, expenses and reasonable attorneys' fees incurred in connection therewith, and Assignee may retain possession and collection of any and all rents and other income derived from the Leases, the Lease Guaranties and/or the Property, and, from time to time, apply them in or towards satisfaction of or reimbursement for any such loss, damage, cost or expense.

              16. Ligand Pharmaceuticals Incorporated ("Ligand") is a member of Assignor and owns a one percent (1%) interest in Assignor. Ligand shall not have any liability for the obligations of Assignor under this Assignment beyond the amount that Ligand contributed to purchase its one percent (1%) interest in Assignor. Notwithstanding the foregoing, the limitation of liability of Ligand provided for herein shall not be applicable and shall cease to be in force and effect in the event that: (i) Ligand or any officer, director, employee or shareholder of Ligand has caused or contributed to any breach or violation of this Assignment and has liability therefor under applicable law other than by virtue of its membership interest in Assignor; or (ii) Ligand acquires in excess of fifty percent (50%) of the ownership interest in Borrower, directly or through any corporation, limited liability company, partnership, joint venture, unincorporated organization, directly or indirectly related to, in control of, controlled by or under the common control of (hereinafter referred to as "entity") Ligand; or (iii) Ligand assumes the obligations of Assignor under the Note; or (iv) Ligand acquires the Property; or (v) Ligand acquires in excess of fifty percent (50%) of the ownership interest in any entity that assumes the obligations of Assignor under the Note or acquires the Property.

             Dated at Los Angeles, California, this 7th day of March, 1997.

ASSIGNOR:

NEXUS EQUITY VI LLC, a
California limited liability company

By:  Nexus Properties, Inc.
     A California corporation
     Its Manager

     By:    s/ Michael J. Reidy
        -------------------------------
               Michael J. Reidy
               Chief Executive Officer

                      [ALL SIGNATURES MUST BE ACKNOWLEDGED]

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

PARCEL 2 OF PARCEL MAP 17826, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, FEBRUARY 18, 1997.

STATE OF CALIFORNIA      )
                         )ss.
COUNTY OF SAN DIEGO      )
          -----------


On MARCH 10, 1997 before me, PATRICIA M. ERICKSON, NOTARY PUBLIC (here insert name and title of the officer),---------------------------------- personally appeared MICHAEL J. REIDY , (or proved to me on the basis of satisfactory evidence)----------------- to be the person(s) whose name(s) is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted executed the instrument.


WITNESS my hand and official seal.

Signature  /s/ Patricia M. Erickson
          -----------------------------

                                             (Seal)

[STAMP]

CERTIFIED to be a correct Copy of the
Contents of the Original Document
Recorded      3-11-97 @ 9:334 am
        -----------------------------
File No.      1997 - 0105345
        -----------------------------
Official Records of San Diego County, California
CHICAGO TITLE COMPANY
           [SIG]
-------------------------------------

RECORDING REQUESTED BY:
TOKAI BANK OF CALIFORNIA

AND WHEN RECORDED MAIL TO:

TOKAI BANK OF CALIFORNIA
Central Note Department
Branch #9207 - Credit Control
300 South Grand Avenue, 5th Floor
Los Angeles, California 90071

                     SUBORDINATION AND FORBEARANCE AGREEMENT

NOTICE: THIS SUBORDINATION AND FORBEARANCE AGREEMENT RESULTS IN YOUR SECURITY INTEREST IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

THIS AGREEMENT is made as of this 7th day of March, 1997, between and among (i) NEXUS PROPERTY VI LLC, a California limited liability company, owner of the land hereinafter described ("Owner"), (ii) TOKAI BANK OF CALIFORNIA, a California banking corporation ("Tokai"), and (iii) LIGAND PHARMACEUTICALS INCORPORATED, a Delaware corporation ("Ligand"), with reference to the following:

                                    RECITALS

        A. Owner is in the process of developing an 82,500 square foot lab/administration building on the real property described in Exhibit A, which is attached hereto and incorporated herein by this reference. (the "Property"). Owner has applied to Tokai for a loan in the principal amount of $14,270,000.00, the proceeds of which are intended to be utilized in developing and constructing improvements on the Property (the "Tokai Loan"). In connection therewith, Owner has executed and delivered, or is about to execute and deliver in favor of Tokai, a Secured Promissory Note dated as of March 7, 1997 (the "Tokai Note") in the original principal sum of Fourteen Million Two Hundred and Seventy Thousand and no/100 Dollars ($14,270,000.00). The Tokai Note will be secured, among other things, by a Construction Deed of Trust, Assignment of Rents, Security
Agreement and Fixture Filing, dated as of March 7, 1997 (the "Tokai Deed of Trust") in favor of Tokai. The Tokai Deed of Trust is to be recorded concurrently herewith. The Tokai Note, the Tokai Deed of Trust and all other documents, instruments, and agreements evidencing and/or securing the Tokai Loan, as now existing, or hereafter amended, modified, renewed or extended, are sometimes collectively referred to herein as the "Tokai Loan Documents."

      B. Owner has also applied to Ligand for a loan in the principal amount of $3,650,000.00 (the "Ligand Loan"), the proceeds of which are intended to be utilized to acquire the Property and in developing and constructing improvements on the Property. In connection therewith, Owner has executed and delivered, or is about to execute and deliver in favor of Ligand, a Secured Promissory Note dated as of March 7, 1997 (the "Ligand Note") in the original principal sum of Three Million Six Hundred and Fifty Thousand and No/ 100 Dollars ($3,650,000.00). The Ligand Note will be secured, among other things, by a Construction Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of March 7, 1997 (the "Ligand Deed of Trust") in favor of Ligand. The Ligand Deed of Trust is to be recorded subsequent to the Tokai Deed of Trust, and is to be junior, subordinate and subject to the Tokai Deed of Trust. The Ligand Note, the Ligand Deed of Trust and all other documents, instruments and agreements evidencing and/or securing the Ligand Loan, as now existing or hereafter amended, modified, renewed or extended, are sometimes collectively referred to herein as the "Ligand Loan Documents."

      C. It is a condition precedent to obtaining the Tokai Loan that the Tokai Deed of Trust and other Tokai Loan Documents shall unconditionally be and remain at all times a lien or charge upon the Property which is prior and superior to the lien or charge of the Ligand Deed of Trust and other Ligand Loan Documents.

      D. Tokai is willing to make the Tokai Loan provided, among other things, that (i) the Tokai Deed of Trust is a lien or charge upon the Property prior and superior to the lien or charge of the Ligand Deed of Trust; (ii) Ligand specifically and unconditionally subordinates the lien or charge of the Ligand Deed of Trust to the lien or charge of the Tokai Deed of Trust; and (iii), notwithstanding any provisions in the Ligand Loan Documents to the contrary, Ligand agrees that, prior to the full reconveyance of record of the Tokai Deed of Trust, subject to the provisions of this Agreement, Ligand will unconditionally forbear and refrain from exercising any and all of its rights and remedies available under the Ligand Deed of Trust or other Ligand Loan Documents, or at law or in equity, including without limitation, (1) any rights to approve or disapprove any changes to the terms, conditions or provisions of any of the Tokai Loan Documents, (2) any rights to approve or disapprove existing or new leases affecting the Property or any amendments, modifications or terminations thereof, changes in the development and construction costs for the improvements on the Property or changes to the plans and specifications for the improvements on the Property, or (3) any rights to accelerate the indebtedness secured by the Ligand Deed of Trust, to seek appointment of a receiver with respect to the Property or any portion thereof and/or to commence or pursue judicial or non-judicial foreclosure proceedings with respect to the Property or any portion thereof and/or to accept a deed in lieu of foreclosure from Owner or any of Owner's successors or assigns.

      E. It is to the mutual benefit of the parties hereto that Tokai make the Tokai Loan to Owner, and Ligand is willing that the Tokai Deed of Trust shall, when recorded, constitute a lien or charge upon the Property which is unconditionally prior and superior to the lien or charge of the Ligand Deed of Trust.

      NOW, THEREFORE, in consideration of the mutual benefits accruing to the parties hereto and other valuable consideration, the receipt and sufficiency of which consideration is hereby acknowledged, and in order to induce Tokai to make the Tokai Loan, it is hereby declared, understood and agreed as follows:

                                    AGREEMENT

      1. The Tokai Deed of Trust and all other Tokai Loan Documents, and any and all modifications, amendments, renewals and extensions thereof, including, without limitation, any increases in the principal amount in excess of the face amount of the Tokai Note or increases in the interest rate charged on the Tokai Note, as approved from time to time by Tokai in its sole and absolute discretion, shall unconditionally be and remain at all times a lien or charge on the Property, prior and superior to the lien or charge of the Ligand Deed of Trust and all other Ligand Loan Documents.

      2.       Tokai would not make the Tokai Loan without this Agreement.

      3. This Agreement shall be the whole and only agreement with regard to the subjection and subordination of the lien or charge of the Ligand Deed of Trust and all other Ligand Loan Documents to the lien or charge of the Tokai Deed of Trust and all other Tokai Loan Documents and shall supersede and cancel, but only insofar as such would affect the priority between the Tokai Loan Documents and the Ligand Loan Documents, any prior agreements as to such subjection or subordination, including but not limited to those provisions, if any, contained in the Ligand Deed of Trust or other agreements between Owner and Ligand which provide for the subjection or subordination of the lien or charge thereof to another deed or deeds of trust or other security instruments.

     4.        Ligand declares, agrees and acknowledges that:

               (a) Ligand consents to and approves (or expressly waives and relinquishes any rights it may now or hereafter have to consent to or approve) all provisions of the Tokai Loan Documents, including but not limited to any construction loan or escrow agreements, between Owner and Tokai for the disbursement of the proceeds of the Tokai Loan. In the event there is any conflict in any procedures for the disbursement of any loan proceeds for construction of improvements on the Property in the Ligand Loan Documents and the Tokai Loan Documents, the procedures provided for in the Tokai Loan Documents, subject to the provisions, of this Agreement, shall control;

               (b) Tokai in making disbursements pursuant to any such agreement is under no obligation or duty to, nor has Tokai represented that it will, see to the application of such proceeds by the person or persons to whom Tokai disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat the subordination herein made in whole or in part;

               (c) Ligand intentionally and unconditionally subjects and subordinates the lien or charge of the Ligand Deed of Trust and all other Ligand Loan Documents in favor of the lien or charge upon the Property of the Tokai Deed of Trust and all other Tokai Loan Documents and any and all modifications, amendments, renewals and extensions thereof, and understands that in reliance upon, and in consideration of, this waiver, relinquishment, subjection and subordination, specific loans and advances are being and will be made and, as part and parcel thereof, specific monetary and other obligations are being made and will be entered into which would not be made or entered into but for said reliance upon this waiver, relinquishment, subjection, and subordination;

               (d) Subsequent to the date hereof and prior to the full reconveyance of record of the Tokai Deed of Trust, Ligand will not demand or accept payment of any interest, principal or any other amounts (however characterized) in respect of the Ligand Loan or receive any prepayments of the Ligand Loan. However, as long as there is no event of default under the Tokai Loan Documents, Ligand shall be entitled to receive and collect any regularly scheduled payments required to be made by Owner under the Ligand Loan Documents. Subsequent to an event of default under the Tokai Loan Documents, and upon written notice thereof to Ligand of such default, subject to the provisions of
Section 5 below, Ligand will not demand or accept payment of any interest, principal or any other amounts (however characterized) in respect of the Ligand Loan prior to the full reconveyance of record of the Tokai Deed of Trust. Tokai shall provide Ligand copies of any written notice of default that it provides to Owner concurrently therewith; provided, however, Tokai's failure to do so shall not affect any of its rights, benefits and remedies hereunder. If Ligand receives or collects any payment in violation of this Agreement, Ligand shall hold such payment in trust for the benefit of Tokai and promptly deliver such payment to Tokai;

               (e) Prior to full reconveyance of record of the Tokai Deed of Trust, and notwithstanding the maturation of any indebtedness secured by the Tokai Deed of Trust and/or the Ligand Deed of Trust, and/or the occurrence of any default or event of default under the Tokai Deed of Trust and/or the Ligand Deed of Trust, or otherwise, subject to the provisions of Section 5 below, Ligand shall not, in the event of default by Owner under the Tokai Loan Documents or the Ligand Loan Documents: (i) exercise or permit or cause to be exercised, any of its rights or remedies under the Ligand Loan Documents, including without limitation, (1) any action or proceeding for the appointment of a receiver or other action to divest Owner of possession, management and/or control of the Property or any portion thereof or any interest therein, including without limitation, any rents, issues, profits, revenues or proceeds (including without limitation, insurance proceeds and/or condemnation proceeds) of the Property or any improvements thereon, (2) the commencement of a court action to foreclose the Ligand Deed of Trust or to enforce any of the provisions thereof, (3) the commencement of proceedings for sale of the Property or any portion thereof under the power of sale granted by the Ligand Deed of Trust, or (4) the acceptance of a deed in lieu of foreclosure from Owner or any of Owner's successors or assigns; or (ii) exercise or permit or cause to be exercised any other rights or remedies available at law or in equity, including without limitation any rights of subrogation to the rights of the Owner with respect to the Tokai Deed of Trust or the other Tokai Loan Documents and/or the Property; and

               (f) Ligand shall from time to time, upon not more than five (5) days prior written request, execute and deliver in recordable form, such additional documents or instruments as Tokai may require in order to further evidence and confirm the subordinations provided for in this Agreement.

     5. The forbearance provided for in Sections 4 (d) and 4 (e) above, shall terminate and be of no further force and effect in the event that and only so long as Ligand cures any default by Owner under the Tokai Loan Documents. In the event Ligand cures a default by Owner under the Tokai Loan Documents, and, thereafter, another default occurs under the Tokai Loan Documents, the forbearance provided for in Sections 4 (d) and 4 (e) shall automatically be reinstated and in full force and effect on each occasion that such default exists unless and until Ligand cures such default. It is acknowledged by Tokai, Owner and Ligand that a default under the Ligand Loan Documents constitutes a default under the Tokai Loan Documents ("Cross-Default Default"). Therefore, notwithstanding the foregoing provisions of this Section 5, in the event that Ligand cures all other defaults under the Tokai Loan Documents, it shall not be required to cure the Cross-Default Default, and upon cure of all other defaults the forbearance provided for in Sections 4(d) and 4(e) above shall terminate as provided for herein.

     6. In the event Ligand takes, or causes or permits to be taken, any action in violation of the provisions of Sections 4(d) or 4(e) above, or fails to duly and timely deliver the further assurances requested pursuant to Section 4(f) above, such action or failure to act shall, at the election of the holder of the Tokai Deed of Trust, constitute an event of default under the Tokai Deed of Trust.

     7. All notices, requests, demands, directions and other communications provided for or permitted hereunder must be in writing and must be mailed, hand-delivered, sent by overnight commercial courier, or sent by confirmed electronic facsimile transmission ("fax") to the appropriate party(ies) at the respective addresses set forth below or, as to any party, at any other address as may be designated by it in a written notice sent to the other party(ies) in accordance with this Section. Any notice given by fax must be confirmed within forty-eight (48) hours by letter mailed or delivered to the appropriate party at its respective address. If any notice is given by mail, it will be effective three (3) calendar days after being deposited in the U. S. mail with first-class or air mail postage prepaid; if given by fax, on the next business day following confirmation of receipt; if given by overnight commercial courier, on the date of receipt; or if given by personal delivery, when delivered,

     8. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

     9. Whenever the context of this Agreement requires, the singular shall include the plural and the masculine gender shall include the feminine and/or neuter.

    10. If any provision of this Agreement is held to be inoperative, unenforceable or invalid, such provision shall be inoperative, unenforceable or invalid without affecting the remaining provisions; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and to this end the provisions of this Agreement are declared to be severable, remaining in full force and effect.

    11. This Agreement may be amended or modified only by a written instrument duly executed and delivered by the parties hereto or their respective successors in interest and assigns.

    12. This Agreement may be executed in any number of counterparts which, when taken together, shall constitute one and the same instrument.

NOTICE: THIS SUBORDINATION AND FORBEARANCE AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR REAL PROPERTY SECURITY TO OBTAIN A LOAN, A PORTION OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT OF THE LAND.

OWNER:                                  LIGAND:

NEXUS EQUITY VI LLC                     LIGAND PHARMACEUTICALS
                                        INCORPORATED

By:  Nexus Properties, Inc., a
     California corporation
     Its Manager                        By:          /s/ [Illegible]
                                        Address:   SECRETARY
                                               ---------------------------------

                                               ---------------------------------

                                               ---------------------------------

                                        By:       /s/ [Illegible]
                                        Its:      SENIOR VP

     /s/ MICHAEL J. REIDY
     -------------------------------------
        Michael J. Reidy,
        Chief Executive Officer


By:              [Illegible]
   ----------------------------------
Address: 4550 La Jolla Village Drive
        -----------------------------
         San Diego, CA [Illegible]
        -----------------------------
                 [Illegible]
        -----------------------------

TOKAI:

TOKAI BANK OF CALIFORNIA

By:            [Illegible]
   -------------------------------------

Address:  300 South Grand Avenue
       ---------------------------------
          Fifth Floor
       ---------------------------------
          Los Angeles, CA 90071
       ---------------------------------




                     (ALL SIGNATURES MUST BE ACKNOWLEDGED)

STATE OF CALIFORNIA     )
                        ) ss
COUNTY OF               )

On March 10, 1997, before me, G. Kay Nakamura, a Notary Public in and for said County and State, personally appeared Paul V. Maier, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.



                                          [Illegible]
                                          -----------------------------------
                                          Notary Public
             [SEAL]

[        G. Kay Nakamura         ]
       Commission #1080201
     Notary Public-California
         San Diego County
[ My Comm. Expires Dec. 10, 1999 ]

STATE OF CALIFORNIA     )
                        ) ss
COUNTY OF               )

On March 10, 1997, before me, G. Kay Nakamura, a Notary Public in and for said County and State, personally appeared William L. [Illegible] , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.



                                          [Illegible]
                                          -----------------------------------
                                          Notary Public
             [SEAL]

[        G. Kay Nakamura         ]
       Commission #1080201
     Notary Public-California
         San Diego County
[ My Comm. Expires Dec. 10, 1999 ]

STATE OF CALIFORNIA     )
                        ) ss
COUNTY OF SAN DIEGO     )

       On March 10, 1997, before me, Patricia M. Erickson, a Notary Public in and for said County and State, personally appeared Michael J. Reidy, (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is subscribed to the within instrument, and acknowledge to me that he executed the same in his authorized capacity/ies, and that by his signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.



                                          Particia M. Erickson
                                          -----------------------------------
                                          Notary Public
             [SEAL]

[     Patricia M. Erickson       ]
       Commission #1078819
     Notary Public-California
         San Diego County
[ My Comm. Expires Nov. 29, 1999 ]

STATE OF CALIFORNIA     )
                        ) SS.
COUNTY OF SAN DIEGO     )

On March 10, 1997, before me, Patricia M. Erickson, a Notary Public in and for said County and State, personally appeared James W. Holliman, (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) are subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.


Signature   Patricia M. Erickson
            -----------------------------------


FOR NOTARY SEAL OR STAMP

[SEAL]

PATRCIA M. ERICKSON
Commission #1078819
Notary Public - California
San Diego County
My Comm. Expires Nov 29, 1999




STATE OF CALIFORNIA     )
                        ) SS.
COUNTY OF               )

On ________________________________, before me, ___________________________, a
Notary Public in and for said County and State, personally appeared ______________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.


Signature
           -----------------------------------

FOR NOTARY SEAL OR STAMP

[SEAL]

                                   EXHIBIT "A"


                                Legal Description

PARCEL 2 OF PARCEL MAP NO. 17826 IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY ON FEBRUARY 18,1997.

RECORDING REQUESTED BY                  CERTIFIED to be a correct Copy of the
AND WHEN RECORDED RETURN TO:            Contents of the Original Document
                                        Recorded  3-11-97 @ 9:34 AM
TOKAI BANK OF CALIFORNIA                        ----------------------------------------
Central Note Department                 File No.  1997 - 0105346
Branch: #9207 - Credit Control                  ----------------------------------------
300 South Grand Avenue                  Official Records of San Diego County, California
Los Angeles, California 90071           CHICAGO TITLE COMPANY
                                                           [SIG]
                                        ------------------------------------------------


                     NONDISTURBANCE AND ATTORNMENT AGREEMENT

       THIS NONDISTURBANCE AND ATTORNMENT AGREEMENT ("Agreement") made to be effective the 7th day of March, 1997 is entered into by and among TOKAI BANK OF CALIFORNIA, a California banking corporation (hereinafter called "Bank"), NEXUS EQUITY VI LLC (hereinafter called "Borrower"), and LIGAND PHARMACEUTICALS INCORPORATED (hereinafter called "Tenant");

                                   WITNESSETH

        WHEREAS, Bank is now or concurrently herewith is about to become the beneficiary and holder of a deed of trust (the "Deed of Trust"), covering the real property described in EXHIBIT A, attached hereto and made a part hereof for all purposes, and the buildings and improvements thereon (hereinafter collectively called the "Property"), securing the payment of a loan (the "Loan") made or to be made by Bank to Borrower as more particularly described in Supplement I; and

        WHEREAS, Tenant is the holder of a leasehold estate pursuant to a lease (hereinafter called the "Lease") covering a portion of the Property as more particularly described in Supplement I; and

        WHEREAS, Borrower (with such party and its successors and assigns occupying the position of landlord under the Lease being referred to collectively hereinafter as "Landlord") has assigned its rights as landlord under the Lease to Bank as partial security for repayment of the Loan and performance of its obligations under the Deed of Trust; and

        WHEREAS, Tenant and Bank desire to confirm their understanding with respect to the Lease and the Deed of Trust;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, Bank and Tenant hereby agree and covenant as follows:

        1. NONDISTURBANCE. So long as Tenant is not in default (beyond any period given Tenant to cure such default) in the payment of rent or additional rent or in the performance of any of the terms, covenants or conditions of the Lease on Tenant's part to be performed, (a) Tenant's possession of the Premises and Tenant's rights and privileges under the Lease, and any extensions or renewals thereof, shall not be diminished or interfered with by Bank in the exercise of any of its rights under the Deed of Trust or by any party who acquires the Property from Bank as a result of the exercise by Bank of any such rights, (b) Tenant's occupancy of the Premises shall not be disturbed by Bank in the exercise of any of its rights under the Deed of Trust during the term of the Lease or any extensions or renewals thereof or by any party who acquires the Property from Bank as a result of the exercise by Bank of any such rights, and
(c) Bank will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating Tenant's interest and estate under the Lease because of any default under the Deed of Trust or any other instrument evidencing or securing the Loan.

        2. ATTORNMENT. If any proceedings are brought for the foreclosure of the Deed of Trust, or if the Property is sold pursuant to a trustee's sale under the Deed of Trust, or if Bank becomes owner of the Property by acceptance of a deed or assignment in lieu of foreclosure or otherwise, Tenant shall attorn to Bank or purchaser, as the case may be, upon any such foreclosure sale or trustee's sale, or acceptance by Bank of a deed or assignment in lieu of foreclosure, and Tenant shall recognize Bank or such purchaser, as the case may be, as the Landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument on the part of any of the parties hereto. Tenant agrees, however, to execute and deliver at any time, and from time to time, within five (5) business days after the request of Landlord, any holder(s) of any of the indebtedness or other obligations secured by the Deed of Trust, or any such purchaser, all instruments or certificates which, in the reasonable judgment of Landlord, such holder(s) or such purchaser, may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment. In the event of any such attornment, Tenant further waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect the Lease and the obligation of Tenant thereunder as a result of any such foreclosure proceeding or trustee's sale.

        3. BANKS RIGHTS, REMEDIES AND LIABILITY AS A LANDLORD OR BANK IN POSSESSION. If Bank shall succeed to the interest of Landlord under the Lease in any manner, or if any purchaser acquires the Property upon any foreclosure of the Deed of Trust or any trustee's sale under the Deed of Trust, Bank or such purchaser, as the case may be, in the event of attornment, shall have the same remedies by entry, action or otherwise in the event of any default by Tenant (beyond any period given Tenant to cure such default) in the payment of rent or additional rent or in the performance of any of the terms, covenants and conditions of the Lease on Tenant's part to be performed that Landlord had or would have had if Bank or such purchaser had not succeeded to the interest of Landlord. From and after any such attornment, Bank or such purchaser shall be bound to Tenant under all the terms, covenants, and conditions of the Lease, and Tenant shall, from and after the succession to the interest of Landlord under the Lease by Bank or such purchaser, have the same remedies against Bank or such purchaser for the breach of an agreement contained in the Lease that Tenant might have had under the Lease against Landlord if Bank or such purchaser had not succeeded to the interest of Landlord, and Tenant shall be bound to Bank or such purchaser under all of the terms, covenants and conditions of the Lease. However, the provisions of the Deed of Trust shall govern with respect to the disposition of any casualty insurance proceeds or condemnation awards and Bank or such purchaser shall not be:

                (a) liable for any act or omission of any prior landlord (including Landlord); or

                (b) subject to offsets or defenses which Tenant might have against any prior landlord (including Landlord); or

                (c) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord), unless the same was paid to and received by Bank, or

                (d) bound by any representation or warranty contained in the Lease or made by any party to Tenant, including, but not limited to, Landlord; or

                (e) bound by any amendment or modification of the Lease made without Bank's consent that would have the effect, directly or indirectly, of reducing the rent or other amounts to be paid by Tenant pursuant to the Lease; or

                (f) liable for any security deposit or other sum(s) paid by Tenant to Landlord unless the same was paid to and received by Bank.

Neither Bank nor any other party who from time to time shall be included in the definition of Bank hereunder, shall have any liability or responsibility under or pursuant to the terms of this Agreement after it ceases to own an interest in or to the Property.

       Tenant further acknowledges and agrees that neither Bank nor any purchaser of the Property at foreclosure sale nor any grantee of the Property named in a deed-in-lieu of foreclosure, nor any heir, legal representative, successor, or assignee of Bank or of any such purchaser or grantee, has or shall have any personal liability for the obligations of Landlord under the Lease, except to the extent of the rents, security deposits, and insurance and condemnation proceeds actually received and the equity in the Property then owned by such party.

       4. NO WAIVER. Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of Landlord under the Lease in the event of any default by Tenant (beyond any period given Tenant to cure such default) in the payment of rent or additional rent or in the performance of any of the terms, covenants or conditions of the Lease on Tenant's part to be performed.


       5. NOTICES. Tenant hereby acknowledges and agrees that:

               (a) From and after the date hereof in the event of any act or omission of Landlord which would give Tenant the right, either immediately or after the lapse of time, to terminate the Lease or to claim a partial or total eviction, Tenant will not exercise any such right (i) until it has given written notice of such act or omission to Bank and (ii) until the expiration of thirty
(30) days following such giving of notice to Bank in which time period Bank shall be entitled to cure any such act or omissions of Landlord, or begin the cure and diligently pursue the cure if such cure, by its nature, cannot reasonably be effected within such thirty (30) day period.

               (b) Tenant shall send a copy of any such default, notice or statement under the Lease to Bank at the same time such notice or statement is sent to Landlord.

               (c) If Bank notifies Tenant of a default under the Deed of Trust and demands that Tenant pay its rent and all other sums due under the Lease to Bank, Tenant shall honor such demand and pay its rent and all of the sums due under the Lease directly to Bank or as otherwise required pursuant to such notice. In connection therewith, Landlord, by its execution of this Agreement, hereby acknowledges and agrees that in the event of a default under the Deed of Trust, Tenant may pay all rents and all of the sums due under the Lease directly to Bank as provided hereinabove upon notice from Bank that Landlord is in default. If Tenant shall make rental payments to Bank following receipt of notice that Landlord is in default, Landlord hereby waives any claims against Tenant for the amount of such payments made by Tenant to Bank.

        6. COVENANTS. Tenant shall not, without obtaining the prior written consent of Bank, (a) prepay any of the rents, additional rents or other sums due under the Lease for more than one (1) month in advance of the due dates thereof,
(b) voluntarily surrender the Property or terminate the Lease without cause or
(c) assign the Lease or sublet the Property other than pursuant to the provisions of the Lease. Additionally, Bank may, at its election, in its sole and absolute opinion and judgment, subordinate the lien of the Deed of Trust to the Lease and the leasehold interest created thereby, and make said lien subject to the Lease by providing Borrower and Tenant written notice of such election at any time prior to completion of a foreclosure of the Deed of Trust, whether judicial or through the power of sale contained in the Deed of Trust, or the acceptance of any assignment or deed in lieu of foreclosure. From and after delivery of such notice to Tenant, the lien of the Deed of Trust shall be subject and subordinate to the Lease and the leasehold estate created thereby.

       7. AMENDMENTS/SUCCESSORS. This Agreement and the Lease may not be amended or modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and permitted assigns, and any purchaser or purchasers at foreclosure of the Property, and their respective heirs, personal representatives, successors and assigns.

        8. NOTICE OF MORTGAGE. To the extent that the Lease shall entitle Tenant to notice of any mortgage, or deed of trust, this Agreement shall constitute such notice to Tenant with respect to the Deed of Trust and to any and all other mortgages or deeds of trust which may hereafter be subject to the terms of this Agreement as provided above.

        9. MULTIPLE COUNTERPARTS. This Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding on all parties thereto, notwithstanding that all parties are not signatories to the original or the same counterpart.

        10. CAPTIONS. The captions, headings, and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

        IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the day and year first above written.

"TENANT"

LIGAND PHARMACEUTICALS INCORPORATED

By:   /s/  WILLIAM L. RESPESS               By:   /s/  P. MAIER
    -------------------------------             ------------------------------

    Its: Secretary                              Its: Senior VP
         --------------------------                  -------------------------

"BORROWER"

NEXUS EQUITY VI LLC

By:  Nexus Properties, Inc.
     Its Manager

     By:   /s/  MICHAEL J. REIDY
         --------------------------
         Michael J. Reidy
         Chief Executive Officer

"BANK"

TOKAI BANK OF CALIFORNIA, a
California banking corporation

By:  /s/  JAMES W. HOLLIMAN
     ------------------------------

     Its: Vice President/Regional Manager
          -------------------------------

                     [ALL SIGNATURES MUST BE ACKNOWLEDGED]



STATE OF CALIFORNIA       )
                          ) S.S.
COUNTY OF SAN DIEGO       )


        On March 10, 1997, before me, personally appeared WILLIAM L. RESPESS and PAUL V. MAIER, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name(s) are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity, and that by their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.
                                                       [SEAL]
Signature      [ILLEGIBLE]
         -----------------------------




STATE OF CALIFORNIA       )
                          ) S.S.
COUNTY OF SAN DIEGO       )


        On March 10, 1997, before me, personally appeared PAUL V. MAIER and WILLIAM L. RESPESS, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name(s) are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity, and that by their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.
                                                       [SEAL]
Signature      [ILLEGIBLE]
         -----------------------------

STATE OF CALIFORNIA,      )
                          ) S.S.
COUNTY OF SAN DIEGO       )


        On March 10, 1997, before me, personally appeared MICHAEL J. REIDY (or proved to me on the basis of satisfactory evidence) to be the person whose name(s) is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.
                                                       [SEAL]
Signature    PATRICIA M. ERICKSON
         -----------------------------

STATE OF CALIFORNIA,      )
                          ) S.S.
COUNTY OF SAN DIEGO       )


On March 10, 1997, before me, PATRICIA M. ERICKSON, a Notary Public in and for said County and State, personally appeared JAMES W. HOLLIMAN (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity(ies), and that by his signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


                                                      [SEAL]
WITNESS my hand and official seal.

Signature  /s/ Patricia M. Erickson
         -----------------------------







STATE OF CALIFORNIA,      )
                          ) S.S.
COUNTY OF _______________ )


On ____________________, before me, ________________, a Notary Public in and for said County and State, personally appeared ____________________________________
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


                                                   FOR NOTARY SEAL OR STAMP


WITNESS my hand and official seal.

Signature
         -----------------------------

                                  SUPPLEMENT I


1.1                      Date of Lease:     March 7, 1997
                                            ------------------------------------

                         Lessor:            NEXUS EQUITY VI LLC
                                            ------------------------------------

                         Lessee:             LIGAND PHARMACEUTICALS INCORPORATED
                                            ------------------------------------


1.2                      Note Amounts:       $14,270,000.00
                                            ------------------------------------

                     Deed of Trust Dated:    March 7, 1997
                                            ------------------------------------

                         County:             San Diego
                                            ------------------------------------

                                  EXHIBIT "A"
                               Legal Description

PARCEL 2 OF PARCEL MAP NO. 17826 IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY ON FEBRUARY 18, 1997.

RECORDING REQUESTED BY:

Nexus Properties, Inc.

WHEN RECORDED, RETURN TO:                                   [CHICAGO TITLE CO.]
                                                                  [SEAL]
Nexus Properties, Inc.
4350 La Jolla Village Dr., Suite 930
San Diego, CA 92122

APN 340-180-05

                              MEMORANDUM OF LEASE


         This MEMORANDUM OF LEASE ("Memorandum") is effective as of March 7, 1997, by and between NEXUS EQUITY VI LLC, a California limited liability company ("Landlord"), and LIGAND PHARMACEUTICALS, INC., a Delaware corporation ("Tenant").

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Lease of Premises. Pursuant to that certain Lease of even date herewith ("Lease"), Landlord hereby leases to Tenant for a term of fifteen
(15) years, commencing on the Term Commencement Date as defined in the Lease, with one (1) option to extend the term for five (5) years, on the terms and conditions set forth in the Lease, all of which are made a part of this Memorandum as though fully set forth herein, those certain premises located on and including real property ("Real Property") located in the City of San Diego, County of San Diego, State of California, more particularly described as follows:

                 Parcel 2 of Parcel Map 17826, in the City of San Diego, County of San Diego, State of California, according to Map thereof, filed in the Office of the County Recorder of San Diego County, February 18, 1997

         2.     Right of First Refusal to Purchase Premises.  Pursuant to
Article 41 of the Lease, Landlord hereby grants to Tenant the right to acquire ("Right of First Refusal") the Real Property, which may be exercised prior to the expiration or earlier termination of the term of the Lease on the terms and conditions set forth therein.

         3       Purpose of This Memorandum.  This Memorandum is executed for the purpose of being recorded, in order to give notice of the Lease and Right of First Refusal. This

Memorandum is not a complete summary of the terms and conditions of the Lease, and is subject to, and shall not be used to interpret or modify, the Lease or Right of First Refusal.

         The parties hereto have entered into this Memorandum of Lease as of the date first written above.

LANDLORD:

NEXUS EQUITY VI LLC
A California Limited Liability Company
By Nexus Properties, Inc.
Its Manager


By:  MICHAEL J. REIDY
   -------------------------------------------
     Michael J. Reidy
     Chief Executive Officer

TENANT:

LIGAND PHARMACEUTICALS, INC.
A Delaware corporation


By:  P. MAIER
   -------------------------------------------
     Paul V. Maier
     President and Chief Financial Officer

STATE OF CALIFORNIA
                         SS.
COUNTY OF SAN DIEGO

         On March 7, 1997, before me, the undersigned Notary Public in and for said County and State, personally appeared



Michael V. Reidy
----------------


         personally known to me
 -----   or
   X     proved to me on the basis of satisfactory evidence to be
 -----

the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal

      DONNA J. MICKELSON                                [SEAL]
-------------------------------
      Signature of Notary




STATE OF CALIFORNIA
                         SS.
COUNTY OF SAN DIEGO

         On March 7, 1997, before me, the undersigned Notary Public in and for said County and State, personally appeared

Paul V. Maier
-------------------------------

  X
-----   personally known to me
        or
-----   proved to me on the basis of satisfactory evidence to be

the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                                    [SEAL G. KAY NAKAMURA]

         Witnesss my hand and official seal.

         [SIG]
--------------------------------------------
         Signature of Notary

WHEN RECORDED MAIL TO:
                                           CERTIFIED to be a correct Copy of the
LIGAND PHARMACEUTICALS                     Contents of the Original Document
INCORPORATED                               Recorded 3-11-97 @ 9:34 AM
c/o Luce, Forward, Hamilton & Scripps LLP  File No. 1997 - 0105342
600 West Broadway, Suite 2600              Official Records of San Diego,
San Diego, California 92101                County, California
                                           CHICAGO TITLE COMPANY
Attn: Robert J. Bell, Esq.
INSTRUCTIONS TO COUNTY RECORDER-Index this instrument as:
         (i)     a Deed of Trust and
         (ii)    a Fixture Filing.



                   CONSTRUCTION DEED OF TRUST, ASSIGNMENT OF
                      RENTS AND LEASES, SECURITY AGREEMENT
                               AND FIXTURE FILING


         THIS CONSTRUCTION DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING ("Deed of Trust") is made the 7th day of March, 1997, by and among Nexus Equity VILLC, a California limited liability company ("Trustor"), whose address is 4350 La Jolla Village Drive, Suite 930, San Diego, California 92122, Attn: Michael J. Reidy, Chief Executive Officer, Chicago Title Company ("Trustee") and Ligand Pharmaceuticals Incorporated, a Delaware corporation ("Beneficiary"), whose address is 9393 Towne Centre Drive, San Diego, California 92121, Attn: Paul V. Maier, Vice President and Chief Financial Officer.

                                    RECITALS

         WHEREAS, Trustor and Beneficiary have entered into a construction loan of even date herewith (the "Loan Agreement), which provides for a loan by Beneficiary to Trustor (the "Loan");

         WHEREAS, pursuant to the Loan Agreement, for value received, Trustor has executed and delivered to Beneficiary a promissory note (the "Note") of even date herewith payable to Beneficiary in the principal amount of THREE MILLION SIX HUNDRED FIFTY THOUSAND AND NO/100 Dollars ($3,650,000.00) plus additional advances pursuant to the terms of the Loan Agreement and Trustor has agreed to execute and deliver to Beneficiary, as security for the payment of the Note, and any and all extensions, modifications, substitutions, replacements, and/or renewals thereof, this Deed of Trust respecting the Trust Estate (as hereinafter defined);

         WHEREAS, this Deed of Trust shall be second in priority with respect to the Trust Estate, it being agreed between Trustor and Beneficiary that the Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing executed by Trustor on even date herewith in favor of Tokai Bank of California, a California banking corporation ("Tokai") shall be first in priority with respect to the Trust Estate (the "Tokai Deed of Trust").

         WHEREAS, all things necessary have been done and performed to make the Note the duly authorized, valid and legally binding obligation of Trustor and this instrument the duly authorized and, when executed and delivered by Trustor, valid and legally binding second Deed of Trust on the Trust Estate, in order to secure the Note as hereinafter provided; and

         WHEREAS, Trustor has agreed to execute and deliver to Beneficiary this Deed of Trust as security (except as expressly provided herein) for performance of all of its obligations under, among other things, the Loan Agreement, the Note and all of the other Loan Documents as defined in the Loan Agreement (collectively, the "Loan Documents"), and all extensions, modifications, substitutions, replacements and renewals of any kind thereof (collectively, the "Obligations");

         NOW, THEREFORE, for the purposes and upon the terms and conditions of this Deed of Trust and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of these premises, Trustor irrevocably GRANTS, TRANSFERS, SETS OVER, CONVEYS AND ASSIGNS to Trustee, its successors and assigns, in trust for the benefit of Beneficiary, WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, all of its present and future estate, right, title and interest in and to all of the following described property, now owned or hereafter acquired (the "Trust Estate"):

         1. The real property located in the City of San Diego, County of San Diego, State of California, as more particularly described in Exhibit "A" attached hereto and incorporated herein by reference (the "Real Property") and all of Trustor's rights and interests in and to the Real Property, including but not limited to, all present and future options of any kind, rights of first refusal and other similar benefits; and

         2. All present and future structures, buildings, improvements, appurtenances, and fixtures of any kind now or hereafter located in, on or attached or affixed to, or used or intended to be used in connection with the operation, occupancy, development or improvement of the Real Property, including, but not limited to, all rights of Trustor to all apparatus, equipment and appliances used in connection with the operation or occupancy of the Real Property or in any development of the Real Property, such as heating and air-conditioning systems and facilities used to provide any utility services, refrigeration, ventilation, laundry, drying, dishwashing, garbage disposal, recreation or other services on the Real Property, and all window coverings, drapes and rods, carpeting and floor coverings, it being intended and agreed that all such items will be conclusively considered to be a part of the Real Property, whether or not attached or affixed thereto (herein the property which is the subject of this Section is referred to as the "Improvements"); and

         3. All interest and estate or other rights, in law or in equity, all appurtenances of the Real Property, and all rights of the Trustor in and to any streets, roads, navigable waters, public places, easements or rights of way relating to the Real Property, which Trustor now has or may hereafter acquire in the Real Property; and

         4. All of the rents, issues, accounts, royalties, profits and income of the Real Property or the Improvements, and a rights of the Trustor under all present and future leases and subleases now or hereafter affecting the Real Property or the Improvements, including but not limited to, any security deposits and lease guarantees (subject to the absolute assignment of leases and rents set forth herein below); and

         5. All guarantees, warranties and agreements regarding the quality of construction or other performance, and the quality of workmanship and supplies, furnishings, equipment and fixtures supplied to, installed by or on the Real Property or otherwise associated with the Trust Estate, whether or not such guarantees, warranties and agreements are set forth in any contracts relating to the Improvements, together with any and all claims or demands to enforce them; and

         6. All proceeds, including insurance proceeds, and claims arising on account of any damage to or taking of the Real Property and/or the Improvements and any and all causes of action and recoveries for any loss or diminution in value of the Real Property and/or the Improvements; and all deposits made by Trustor with third parties in connection with the development of the Real Property, and refunds received by the Trustor with respect to payments made in connection with the development of the Real Property; and

         7. All oil and gas and other mineral rights in or pertaining to the Real Property, and all royalty, and other rights of Trustor pertaining thereto, and all water, water rights, water stock, parking, parking rights and general intangibles relating to the Real Property and all proceeds, including insurance proceeds thereof and all damages, royalties and revenue of every kind, nature and description whatsoever that Trustor may be entitled to receive from any person or entity owning or having or hereafter acquiring a right to any oil, gas or mineral rights and reservations of the Real Property; and

         8. All rights under any reciprocal easement agreements or documents of membership in any owners' or members' association or similar group having responsibility for managing or operating any part of the Real Property and the proceeds, including insurance proceeds thereof, and

         9. All existing and future goods now or hereafter located on the Real Property which are now or in the future owned by Trustor or in which Trustor has any interest, and used in the operation or occupancy of the Real Property or the Improvements or in any development of the Real Property or the Improvements or in any construction on the Real Property, but that are not effectively made real property under Section 2 above, including, but not limited to, all appliances, furniture and furnishings, building service equipment, and building materials, supplies and equipment; and

         10. All general intangibles relating to the development, operation, use, or enjoyment of the Real Property and/or the Improvements, including, but not limited to: All governmental permits or parcel maps (whether tentative or final), building permits, bonds and certificates of occupancy relating to the use, construction upon, or subdivision of the Real Property, all special use permits or authorizations in any way relating to the transportation, use, handling, disposal, or any other activity with regard to Hazardous Substances (as hereinafter defined); all names under or by which the Real Property or any of the Improvements may at any time be operated or known and all rights to carry on business under any such names or any variant thereof, all trademarks and good will in any way relating to the Real Property or the Improvements; all management agreements, service contracts, supply contracts or other contracts or agreements relating in any manner or to any extent to the Trust

Estate or any part thereof and all warranties relating thereto, covering or arising in respect of or in connection with the Trust Estate or any part thereof, and

         11. All present and future accounts, funds, accounts receivable, chattel paper, documents, instruments (whether negotiable or non-negotiable), deposit accounts, money or contract rights of any kind related to the Trust Estate or the development thereof including but not limited to any and all accounts with Tokai; and

         12. All plans and specifications prepared for construction of improvements, or any part thereof and all studies, surveys, data and drawings related thereto, including, without limitation, all studies, data or reports relating to the existence or presence of any Hazardous Substances located on the Real Property, and all contracts and agreements of Trustor relating to the aforesaid plans and specifications or to the aforesaid studies, data, and drawings or to the construction of improvements on the Real Property, or any part thereof, and

         13. All sales agreements, deposit receipts, escrow agreements and other ancillary documents and agreements entered into respecting the sale to any purchasers of any part of the Trust Estate, together with all deposits and other proceeds of the sale thereof, and

         14. Any and all claims, damages, awards, or payments, including interest thereon, at law or in equity, which may arise or be made with respect to the Real Property, including, as a result of the exercise of the right of eminent domain, against suppliers of labor, materials or services to the Real Property, arising in tort contract or based on fraud or concealment of a material fact, or any other damage or injury to or decrease in the value of the Real Property or the Trust Estate; and

         15. All deposits made with or other security given to utility companies by Trustor with respect to the Trust Estate or any part thereof and an advance payments of insurance premiums made by Trustor with respect thereto and all claim or demands with respect to insurance; and

         16. All substitutions, renewals, improvements, attachments, accessions, additions and replacements to any of the foregoing; and

         17. All collections, proceeds, insurance proceeds and products of any of the foregoing, including without limitation, proceeds of any voluntary or involuntary disposition, conversion or claim respecting any part thereof (pursuant to judgment, condemnation award or otherwise) and all documents, instruments, general intangibles, goods, equipment, inventory, chattel paper, monies, accounts, deposit accounts and other personal property that may arise from the sale, liquidation, conversion, or disposition or any of the foregoing, all guaranties of and security for any of the foregoing, and all books and records, including, without limitation, all computer records, computer tapes and electronic and electromagnetic representations and reproductions thereof relating to any of the foregoing.

         FOR THE PURPOSE OF SECURING, in such order of priority as Beneficiary, in its absolute discretion, may determine:

         I. Payment by Trustor of the Obligations, including, but not limited to, the indebtedness as evidenced by the Note, and any and all modifications, extensions or renewals of the Note (whether evidenced by the Note or otherwise); together with the payment of interest on said indebtedness and the payment of all other sums (with interest as therein provided) according to the terms of the Note (and any and all modifications, extensions, or renewals thereof); and

         II. Payment of all other sums, with interest as herein provided, becoming due or payable, under the provisions of this Deed of Trust, to Trustee or Beneficiary or under the Loan Agreement or any of the other Loan Documents; and

         III. Due, prompt, and complete observance, performance and discharge of each and every condition, obligation, covenant and agreement contained in this Deed of Trust, the Loan Agreement, the Note, the other Loan Documents, any document or instrument modifying or amending this Deed of Trust or the Note, or any instrument or agreement given to evidence or further secure the payment and performance of any obligation secured hereby; and

         IV. Payment of such additional advances and sums (with interest thereon) as may hereafter be borrowed from Beneficiary, or its successors or assigns, by Trustor or the then record owner of the Real Property pursuant to the Loan Agreement or otherwise and evidenced by one or more promissory notes which are by their terms secured by this Deed of Trust.

         TO PROTECT AND MAINTAIN THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AND BENEFICIARY AGREE AS FOLLOWS:

         A.      AGREEMENTS OF TRUSTOR WITH BENEFICIARY

                 A.1      Ownership of Trust Estate

                          (a)     Ownership of Trust Estate.  Trustor is the
sole owner and holder of the fee estate in the Improvements and the fee estate in the Real Property. This Deed of Trust is lawfully executed and delivered in conformity with the Loan Agreement and is and will be a valid lien on all right, title and interest of Trustor in and to the Trust Estate.

                 A.2      Payment; Trust Estate.

                          (a)     Trustor shall promptly pay when due and in
lawful money of the United States of America, which shall be legal tender for public and private debts at the time of payment, each and every indebtedness and obligation for which this Deed of Trust has been given as security as provided hereinabove; and Trustor, as applicable, shall promptly perform, observe and discharge each and every condition, obligation, covenant and agreement for which this Deed of Trust has been given as security as provided herein.

                          (b)     Trustor shall maintain and keep the Trust
Estate in good condition and repair and shall not commit or permit waste of the whole or part or any item consisting of a part of the Trust Estate. Trustor shall promptly repair, replace or restore (in good, workmanlike manner and in compliance with all laws, ordinances, governmental rules and regulations, easements, agreements, covenants, conditions and restrictions affecting the Trust Estate) all buildings, improvements, machinery, equipment, appliances and fixtures now or hereafter on the Real Property, in the event of damage to or destruction of such buildings, improvements, machinery, equipment, appliances and fixtures. Trustor shall cultivate, irrigate, fertilize, fumigate, prune and do any other acts which from the character or use of the Trust Estate may be reasonably necessary.

                          (c)     In the performance of all acts required of
Trustor under the above paragraphs describing maintenance of the Trust Estate, Trustor shall promptly pay when due all expenses incurred therefor and shall promptly pay, discharge or otherwise release all claims for labor performed and materials furnished therefor, subject to Trustor's right to contest such matters set forth in Section E.4 below.

                          (d)     Trustor shall promptly comply with all laws,
ordinances and regulations of all governmental authorities applicable to the use or occupancy of the Trust Estate. Trustor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Beneficiary's interest in the Trust Estate is not jeopardized.

                          (e)     The Beneficiary and/or the Trustee will have
the right to appear in and participate in all proceedings, including any arbitration proceedings, which could affect the Beneficiary's security or which relate to the Trust Estate. Trustor agrees to pay promptly upon demand all reasonable costs and expenses of the Beneficiary and the Trustee (including but not limited to legal fees and disbursements) incurred in any such proceedings. Beneficiary and its agents and representatives may enter upon the Real Property in a reasonable manner at all reasonable times to attend to Beneficiary's interest and to inspect the Trust Estate.

                 A.3      Alteration of Improvements.

                          (a)     Except as may be permitted under the Loan
Agreement, Trustor shall not remove, demolish or structurally alter any portion of the Trust Estate, or permit or suffer the same to be done, except such alterations as may be required by laws, ordinances, rules, regulations or orders of governmental authorities or by the terms hereof without the prior written consent of Beneficiary. Trustor shall complete promptly and in a good and workmanlike manner any Improvement which may now or hereafter be constructed on the Real Property and promptly restore in like manner any Improvement which may be damaged or destroyed by any cause whatsoever.

                          (b)     Except as may be permitted under the Loan
Agreement, Trustor shall not commit or permit waste of the Trust Estate, not alter the occupancy of all or any part of the Improvements without the prior written consent of Beneficiary; and shall execute and acknowledge and deliver, as appropriate, all further documents, instruments and other papers as Beneficiary or Trustee deems reasonably necessary or appropriate to preserve, continue, perfect and enjoy the security of this Deed of Trust and perform Trustor's obligations hereunder.

                 A.4 Liens. Except as provided herein or in the Loan Agreement, Trustor shall not suffer any liens or encumbrances to attach to the Trust Estate, and shall promptly pay and promptly discharge, at Trustor's sole cost and expense, all liens, encumbrances and charges now or hereafter affecting the Trust Estate or any part thereof or interest therein, except taxes and assessments not yet due or not delinquent. The existence of any mechanic's, laborer's, materialman's, supplier's, vendor's or statutory lien or right thereto shall not constitute a violation of this Section if payment is not yet due under the contract, obligation, or statute which is the foundation thereof or if Trustor is contesting in good faith the validity of any such lien, encumbrance or charge as provided herein. Trustor shall perform all of Trustor's obligations under any mortgage, note, deed of trust or other security agreement with a lien which has priority over this Deed of Trust, including Trustor's covenants to make payments when due.

                 A.5 Compliance With Laws. Trustor shall comply with all laws, ordinances, rules, regulations and orders of any governmental authority now or hereafter affecting the Real Property or requiring any alterations or improvements to be made thereon. Trustor shall not commit, suffer or permit any act to be done in, upon or to the Real Property or the Improvements in violation of any law or ordinance, or any covenant, condition or restriction now or hereafter affecting the Real Property or the Improvements.

                 A.6 Defense of Actions and Costs. Trustor shall appear in and defend any action or proceeding purporting to affect the security of this Deed of Trust and/or any additional or other security for the obligations secured hereby, the interest of Beneficiary or the rights, powers and duties of Trustee hereunder. Trustor shall pay all costs, fees and expenses, including costs of evidence of title and trustees' fees and attorneys' fees, paid or incurred in any action or proceeding in which Beneficiary and/or Trustee may appear or be made a party, whether or not pursued to final judgment, and in any exercise of the power of sale contained herein, whether or not such sale is actually consummated.

                 A.7 Actions by Trustee and/or Beneficiary to Preserve Security. Should Trustor fail to make any payment as and when provided in the Note, this Deed of Trust, or the other Loan Documents, or to do any act as and in the manner provided in any of the Loan Documents, Beneficiary and/or Trustee, each in its own discretion, without obligation to do so and following notice to Trustor (except in the event of an emergency, when no notice shall be required) and without releasing Trustor from any obligation, may make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof. In connection therewith (without limiting their general powers), Beneficiary and/or Trustee shall have and are hereby given the right, but not the obligation (i) to enter upon and take possession of the Trust Estate, (ii) to make additions, alterations, repairs and improvements to the Trust Estate which they or either of them may consider necessary or proper to keep the Trust Estate in good condition and repair, (iii) to appear and participate in any action or proceeding affecting or which may affect the security hereof or the rights or powers of Beneficiary or Trustee hereunder,
(iv) to pay, purchase, contest or compromise any encumbrance, claim, charge, lien or debt which in the judgment of either may affect or appear to affect the security of this Deed of Trust or be or appear to be prior or superior hereto, and (v) in exercising such powers, to pay necessary expenses and employ necessary or desirable consultants

                 A.8 Reimbursement. Trustor shall pay upon demand, after expenditure, all sums expended for expenses paid or incurred by Trustee and/or Beneficiary, including, without limitation, court costs, expenses for evidence of title, appraisals and surveys and trustees' and attorneys' fees, under any of the terms of this Deed of Trust, including, without limitation, the provisions of Sections A.6 and A.7 hereof, together with interest on the amount of each expenditure from the date of such demand at the rate in effect under the Note.

                 A.9      Taxes and Impositions.

                          (a)     Trustor shall pay, prior to delinquency, all
real and personal property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, including, without limitation, state and federal income, withholding and social security taxes, nongovernmental levies or assessments such as maintenance charges, owner association dues or charges or fees, levies or charges resulting from covenants, conditions and restrictions affecting the Trust Estate, which are assessed or imposed upon the Trust Estate, or become due and payable, and which create, may create or appear to create a lien upon the Trust Estate, or any part thereof, or upon any personal property, equipment or other facility used in the operation or maintenance of the Trust Estate (all of which taxes, assessments and other governmental charges of like nature are hereinafter referred to as "Impositions"); provided, however, that if, by law, any such Imposition is payable, or may at the option of the taxpayer be paid, in installments, Trustor may pay the same together with any accrued interest on the unpaid balance of such Imposition in installments as the same become due and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment.

                          (b)     If at any time after the date hereof there
shall be assessed or imposed (1) a tax or assessment on the Trust Estate in lieu of or in addition to the Impositions payable by Trustor pursuant to Section A.9(a) hereof, or (ii) a license fee, tax or assessment imposed on Beneficiary and measured by or based in whole or in part upon the amount of the outstanding obligations secured hereby (but excluding any state or federal income or franchise tax), then (I) all such taxes, assessments or fees shall be deemed to be included within the term "Impositions" as defined in Section
A.9(a) hereof and Trustor shall pay and discharge the same as herein provided with respect to the payment of Impositions or (II) at the option of Beneficiary, all obligations secured hereby, together with all accrued but unpaid interest thereon, shall immediately become due and payable. Anything to the contrary herein notwithstanding, Trustor shall have no obligation to pay any franchise, estate, inheritance, income, excess profits or similar tax levied on Beneficiary or on the obligations secured hereby.

                          (c)     If requested by Beneficiary, Trustor shall
furnish Beneficiary prior to the date upon which any Imposition is delinquent, official receipts of the appropriate taxing authority, or other proof satisfactory to Beneficiary, evidencing the payments thereof

                          (d)     Trustor shall not suffer, permit or initiate
the joint assessment of the real and personal property, or any other procedure whereby the lien of the real property taxes and the lien of the personal property taxes shall be assessed, levied or charged to the Trust Estate as a single lien, except as may be required by law.

                          (e)     if requested by Beneficiary, Trustor shall
cause to be furnished to Beneficiary a tax reporting service covering the Trust Estate of a type, duration and with a company satisfactory to Beneficiary.

                          (f)     If requested by Beneficiary, Trustor shall
deposit with Beneficiary, in monthly installments, an amount equal to one-twelfth of the estimated aggregate annual Impositions. In such event, Trustor shall cause all bills, statements or other documents relating to Impositions to be sent or mailed directly to Beneficiary. Upon receipt of such bills, statements or other documents, and providing Trustor has deposited sufficient funds with Beneficiary pursuant to this Section, Beneficiary shall pay such amounts as may be due thereunder out of the funds so deposited with Beneficiary. If at any time and for any reason the funds deposited with Beneficiary are or will be insufficient to pay such amounts as may then or subsequently be due, Beneficiary shall notify Trustor and Trustor shall immediately deposit an amount equal to such deficiency with Beneficiary. Notwithstanding the foregoing, nothing contained herein shall cause Beneficiary to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Beneficiary pursuant to this Section. Beneficiary may commingle said reserve with its own funds and Trustor shall be entitled to no interest thereon.

                 A.10 Utilities. Trustor shall pay when due all utility charges which are incurred by Trustor for the benefit of the Trust Estate or which may become a charge or lien against the Trust Estate, including, without limitation, all charges for gas, electricity, water or sewer services furnished to the Trust Estate and all other assessments or charges of a similar nature, whether public or private, affecting the Trust Estate or any portion thereof, whether or not such taxes, assessments or charges are liens thereon.

                 A.11 Loan Statement Fees. Trustor shall pay the amount demanded by Beneficiary or its authorized loan servicing agent for any statement regarding the obligations secured hereby; provided, however, that such amount may not exceed the maximum amount allowed by law at the time request for the statement is made.

                 A.12 Late Charge. If Trustor defaults in the payment of any amount when due and payable under or secured by this Deed of Trust, a late charge specified in the Note, or, if no such charge is so specified, a late charge of five percent (5.00%) of the amount of such delinquent payment may be charged by Beneficiary for the purpose of defraying the extra administrative expenses incident to handling such delinquent payment and the loss of the use of funds resulting from Trustor's nonpayment when due. Such late charge represents a fair and reasonable estimate by Beneficiary and Trustor of a fair average compensation for the loss that may be sustained by the Beneficiary due to the failure of Trustor to make timely payments, the parties recognizing that the damages caused by such extra administrative expenses and loss of use of funds is impracticable or extremely difficult to ascertain. Such late charge shall be paid without prejudice to the rights of the Beneficiary to collect any other amounts provided to be paid hereunder or to declare a default under the Note, this Deed of Trust or any other Loan Document.

                 A.13 Books and Records. Trustor shall keep and maintain or cause to be kept and maintained at such place or places as Beneficiary shall reasonably designate, proper and accurate books, records and accounts reflecting all items of income and expense in connection with the operation of the Trust Estate, whether such income and expenses are realized by Trustor or by any other person or entity whatsoever. Beneficiary or its designees shall have the right, from time to time and at all times during normal business hours, to examine such books, records and accounts at the office of Trustor or other person or entity maintaining such books, records and accounts and to make copies thereof.

                 A.14 Further Assignments. Upon demand of Beneficiary, Trustor shall assign to Beneficiary, in addition to the assignment of rents, issues and profits provided hereinbelow and any other grant, transfer or assignment effected under this Deed of Trust, a specific assignment of Trustor's interest in any or all development agreements, ground leases, building leases, subleases, contracts, licenses and permits affecting the Trust Estate, such assignments to be made by instruments in form satisfactory to Beneficiary; provided, however, that no such assignment shall be construed as imposing upon Beneficiary any obligations with respect thereto. A default by Trustor in the performance of any covenant of any lease or other instrument so assigned to Beneficiary, by reason of which default the lessee or other party thereunder has the right to cancel such lease or other instrument or to claim any diminution or offset against future rents, issues or profits shall, at the option of Beneficiary, constitute a default hereunder and under the Loan Documents, and Beneficiary shall have all the rights and remedies herein as if such default had occurred under this Deed of Trust. Beneficiary may, at its option, exercise its rights hereunder or under such specific assignment, and such exercise shall not constitute a waiver of any rights hereunder or under such specific assignment.


                 A.15     Insurance.

                          (a)     Trustor shall at all times provide, maintain,
deliver to Beneficiary and keep in full force and effect:

                                  (1)      Policies of insurance insuring the
Trust Estate against loss or damage by risks embraced in coverage of the type now known as the broad form of all-risk, extended coverage, including without limitation, coverage against loss by fire, vandalism, and malicious mischief, in an amount not less than the lesser of (i) the original amount of the Note or
(ii) the full replacement cost of the Improvements (exclusive of the cost of excavations, foundations, and footings below the lowest basement floor, but including any Improvements hereafter made); and with not more than Ten Thousand Dollars ($10,000.00) deductible from the loss payable for any casualty. The policies of insurance carried in accordance with this Subsection (a) shall contain the "Replacement Cost Endorsement" and course of construction endorsements;


                                  (2)      Comprehensive public liability
insurance, [including, but not limited to, coverage for completed operations for two years after the construction of the Improvements (as defined in the Loan Agreement), has been completed], on an "occurrence basis" against claims for "personal injury," including, without limitation, bodily injury, death or Trust Estate damage, occurring on, in or about the Trust Estate and the adjoining streets and sidewalks, or arising from or connected with the use, conduct or operation of Trustor's business or interest, in an amount of not less than Five Million Dollars ($5,000,000.00) per occurrence, with respect to personal injury or death of one or more persons and with respect to damage to property. Beneficiary shall have the right from time to time to require an increase in the amount of coverage based on the standard practices in the industry and the risks involved in Trustor's business, operations or interest;

                                  (3)      Insurance against damage by flood or
similar occurrences in the event such insurance is available pursuant to the provisions of the Flood Disaster Protection Act of 1973, as may be amended, or other applicable legislation, such insurance to be in an amount equal to the lesser of one hundred percent (100%) of the insurable value of the Trust Estate or the maximum amount obtainable under such legislation;

                                  (4)      Appropriate worker's compensation
insurance against liability arising from claims of workers with respect to and during the period of any work on or about the Trust Estate, and also after completion of construction of the Improvements. Without prior request by Beneficiary, Trustor shall require each of its contractors and subcontractors employed to perform work on the Trust Estate to furnish a certificate of workers' compensation insurance prior to the commencement of any work;

                                  (5)      Such other insurance against such
risks or hazards, or other risks and hazards, and in such amounts, as may from time to time be reasonably required by Beneficiary, including, without limitation, policies insuring against earthquakes, to the extent that such insurance is available a commercially reasonable rates as determined by Beneficiary in its reasonable judgment, or policies insuring against other specified hazards affecting Lender's security as may be required by governmental regulations, or as may be reasonably available for improvements similar to the Improvements located in the same locality as the Trust Estate.

                          (b)     All policies of insurance shall be issued by
companies approved by Beneficiary in its sole discretion and licensed to do business in California, shall contain the Standard Non-Contributory Mortgagee Clause and the Standard Lenders' Loss Payable Cause, or their equivalents, in favor of Beneficiary, and shall provide that the proceeds thereof shall be payable to Beneficiary to the extent of its interest. In the event of the foreclosure of this Deed of Trust or other transfer of title to the Trust Estate in extinguishment, in whole or in part, of the indebtedness secured hereby, all right, title and interest of Trustor in and to any insurance policy then in force shall pass to the purchaser or grantee. Beneficiary shall be furnished with the original of each policy required to be provided by Trustor hereunder, which policy shall provide that it shall not be modified or cancelled without thirty (30) days' written notice to Beneficiary. Trustor shall furnish Beneficiary with receipts for the payment of premiums on such insurance policies or other evidence of such payment reasonably safisfactory to Beneficiary. In the event Trustor does not deposit with Beneficiary a new policy of insurance with evidence of payment of premium thereon prior to the expiration of any expiring policy, then Beneficiary may, but shall not be obligated to, procure such insurance and Trustor shall pay the premiums thereon promptly upon demand. Beneficiary shall not by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any such insurance, incur any liability for the form or legal sufficiency of insurance contracts, solvency of insurers, or payment of losses, and Trustor hereby expressly assumes full responsibility therefor and all liability, if any, thereunder.

                          (c)     if reasonably requested by Beneficiary,
Trustor shall deposit with Beneficiary, in monthly installments, an amount equal to one-twelfth of the estimated aggregate annual insurance premiums on all policies of insurance required by this Deed of Trust. In such event, Trustor shall cause all bills, statements or other documents relating to such insurance premiums to be sent or mailed directly to Beneficiary. Upon receipt of such bills, statements or other documents evidencing that a premium for a required policy is then payable, and providing Trustor has deposited sufficient funds, with Beneficiary pursuant to this Section, Beneficiary shall pay such amounts as may be due thereunder out of the funds so deposited with Beneficiary. If at any time and for any reason the funds deposited with Beneficiary are or will be insufficient to pay such amounts as may then or subsequently be due, Beneficiary shall notify Trustor and Trustor shall immediately deposit an amount equal to such deficiency with Beneficiary. Notwithstanding the foregoing, nothing contained herein shall cause Beneficiary to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Beneficiary pursuant to this Section, nor shall anything contained herein modify the obligation of Trustor to maintain and keep such insurance in force at all times. Beneficiary may commingle said reserve with its own funds and Trustor shall be entitled to no interest thereon.

                 A.16 Casualties;Insurance Proceeds. Trustor shall give prompt written notice to Beneficiary of any material casualties to the Improvements or any part thereof,whether or not covered by insurance. In the event of such a casualty, all proceeds of insurance shall be payable to Beneficiary and Trustor hereby authorizes and empowers Beneficiary, at Beneficiary's option and in Beneficiary's sole discretion as attorney-in-fact for Trustor, to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Beneficiary's expenses incurred in the collection of such proceeds. In the event of any damage to or destruction of the Improvements, Beneficiary shall have the option, in its sole discretion, to:

                          (a)     Apply all or any part of such proceeds to any
indebtedness secured hereby in such order as Beneficiary may determine, whether or not such indebtedness is then due; or

                          (b)     Release all or any part of such proceeds to
Trustor upon such conditions as Beneficiary may impose.

Notwithstanding the foregoing, Beneficiary shall hold the balance of such proceeds to be used to reimburse Trustor for the costs of reconstruction of the Improvements if Beneficiary determines in its reasonable discretion that all of the following conditions can be satisfied within a reasonable time following the date of damage or destruction, but in no event later than the date for completion of the Project as provided in the Loan Agreement:

                                  (i)      Trustor satisfies Beneficiary that
after the reconstruction is completed, the value of the Trust Estate as determined by Beneficiary in its reasonable discretion, will be not less than the appraised value of the Real Property and the Improvements determined by Beneficiary as the Real Property and Improvements existed prior to the event of the damage or destruction of the Improvements;

                                  (ii)     In Beneficiary's reasonable opinion,
such insurance proceeds, together with any applicable undisbursed portion of the Loan, are sufficient to pay all costs of reconstruction of the Improvements; or if such proceeds are not sufficient, Trustor deposits additional funds with Beneficiary sufficient to pay such additional costs of reconstructing the Improvements;

                                  (iii)    Trustor has delivered to Beneficiary
a construction contract for the work of reconstruction in form and content acceptable to Beneficiary with a contractor acceptable to Beneficiary; and

                                  (iv)     Trustor is not in default hereunder
and no event has occurred which with notice and/or lapse of time would constitute a default hereunder.

If the insurance proceeds are held by Beneficiary to be used to reimburse Trustor for the cost of reconstruction of the Improvements, the Improvements shall be promptly and diligently restored by Trustor to the equivalent of their condition immediately prior to the casualty or to such other condition as Beneficiary may approve in writing, and disbursements of such insurance proceeds shall be in accordance with disbursement procedures acceptable to Beneficiary. Failure of Trustor to satisfy such conditions within such time period shall constitute an event of default hereunder and shall entitle Beneficiary to apply any remaining proceeds held by Beneficiary as provided in Section A.16(a) hereof. Any proceeds not required to reconstruct the Improvements or to satisfy the conditions set forth in of Section A.16 (i) through (iv) of above, shall be applied in accordance with Section A.16(a) or
(b) above. If after applying the insurance proceeds to the payment of the sums secured by this Deed of Trust, Beneficiary reasonably determines the remaining security to be inadequate to secure the remaining indebtedness, Trustor shall upon written demand from Beneficiary prepay on principal such an amount as will reduce the remaining indebtedness to a balance for which adequate security is present.

                 A.17 Condemnation and Other Awards. Promptly upon its obtaining knowledge of the institution or the threatened institution of any proceeding for the condemnation of the Trust Estate or any part thereof, Trustor shall notify Trustee and Beneficiary of such fact. Trustor shall then, if requested by Beneficiary, file or defend its rights thereunder and prosecute the same with due diligence to its final disposition and shall cause any awards or settlements to be paid over to Beneficiary for disposition pursuant to the terms of this Deed of Trust. Trustor may be the nominal party in such proceeding but Beneficiary shall be entitled to participate in and to control the same and to be represented therein by counsel of its choice, and Trustor will deliver, or cause to be delivered, to Beneficiary such instruments as may be requested by it from time to time to permit such participation. If the Trust Estate or any part thereof is taken or diminished in value, or if a consent settlement is entered, by or under threat of such proceeding, the award or settlement payable to Trustor by virtue of its interest in the Trust Estate shall be and hereby is assigned, transferred and set over unto Beneficiary to be held by it, in trust, subject to the lien and security interest of this Deed of Trust. Any such award or settlement shall be first applied to reimburse Trustee and Beneficiary for all costs and expenses, including reasonable attorneys' fees, incurred in connection with the collection of such award or settlement. The balance of such award or settlement shall be:


                          (a)     Applied to any indebtedness secured hereby in
such order as Beneficiary may determine, whether or not such indebtedness is then due; or



                          (b)     In the event that, notwithstanding any
condemnation, the portion of the Trust Estate affected is susceptible to reconstruction or restoration, if Beneficiary determines in its reasonable discretion that all of the conditions set forth in Section A.16 (i) through
(iv) can be
satisfied within a reasonable time from the date of such award or settlement, but in no event later than the completion date for the Project set forth in the Loan Agreement, such proceeds shall be held by Beneficiary to be used in accordance with such provisions to reimburse Trustor for the costs of rebuilding, reconstruction or repair of the Improvements; provided, however, Trustor's failure to satisfy such conditions within such time period shall, at the option of Beneficiary, constitute an event of default hereunder, and shall entitle Beneficiary to apply any remaking proceeds held by Beneficiary as provided in Section A. 17(a) hereof.

If after applying the award or settlement to the payment of the indebtedness secured by this Deed of Trust, Beneficiary reasonably determines the remaining security to be inadequate to secure the remaining indebtedness, Trustor shall upon written demand from Beneficiary prepay on principal such an amount as will reduce the remaining indebtedness to a balance for which adequate security is present.

                 A.18 Restrictions on Sale, Transfer or Encumbrance. Neither the Trust Estate nor any part thereof or interest therein shall be encumbered, sold (including sale by contract or installment sale), conveyed, or otherwise transferred either by Trustor or by operation of law, without Beneficiary's prior written consent, nor without Beneficiary's prior written consent shall there be any change in the ownership of any stock in a corporate Trustor, in the ownership of any general partnership interest in any general or limited partnership Trustor, in any membership interest in any limited liability company Trustor or in the ownership of any beneficial interests in any other Trustor which is not a natural person or persons. Any such action without Beneficiary's prior written consent shall constitute an event of default hereunder and shall be deemed to increase the risk to Beneficiary, and Beneficiary may, at its option, declare all sums secured hereby immediately due and payable notwithstanding any stated maturity date therefor, or may, in its sole and absolute discretion, consent to such change in title, occupancy or ownership.


                 A.19 Lien Subrogation. As further security, Beneficiary, except as provided herein or in the Loan Agreement, shall be subrogated to any and all liens or encumbrances prior or superior to this Deed of Trust, whether or not released of record, to the extent paid out of the proceeds of the loan secured by this Deed of Trust.

                 A.20     Assignment of Leases and Rents.

                          (a)     Trustor hereby absolutely and unconditionally
assigns and transfers to Beneficiary (and has not heretofore otherwise so assigned or transferred) all the leases, subleases, income, rents, issues, deposits, profits and proceeds of the Trust Estate and Personal Property (as hereinafter defined) to which Trustor may be entitled, whether now due, past due or to become due, and hereby gives to and confers upon Beneficiary the right, power and authority to collect such income, rents, issues, deposits, profits and proceeds. This assignment of the leases, income, rents, issues, deposits, profits and proceeds constitutes an irrevocable direction and authorization of all tenants under the leases to pay all rent, income and profits to Beneficiary upon demand and without further consent or other action by Trustor. This is an absolute assignment, not an assignment for security only, and Beneficiary's right to rents, issues and profits is not contingent on Beneficiary's possession of all or any portion of the Trust Estate. Trustor irrevocably appoints Beneficiary its true and lawful attorney, at the option of Beneficiary at any time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in the name of Trustor or in the name of Beneficiary, for all such income, rents, issues, deposits, profits and proceeds and apply the same to the indebtedness secured hereby.

                          (b)     It is understood and agreed that neither the
foregoing assignment of leases, income, rents, issues, deposits, profits and proceeds to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under this Section or under any other provision of this Deed of Trust hereof shall be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise obligated, responsible or liable in any manner with respect to the Trust Estate, or the use, occupancy, enjoyment or operation of all or any portion thereof.

                          (c)     Notwithstanding anything to the contrary
contained herein or in the Note, so long as no event of default shall have occurred, Trustor shall have a license to collect all income, rents, issues, profits and proceeds from the Trust Estate. Upon the occurrence of an event of default, such license shall be deemed revoked and any rents received thereafter by Trustor shall be delivered in kind to Beneficiary. Upon such occurrence of an event of default, Trustor agrees to deliver the original copies of all leases to Beneficiary. Trustor hereby irrevocably constitutes and appoints Beneficiary its true and lawful attorney-in-fact to enforce in Trustor's name or in Beneficiary's name or otherwise all rights of Trustor in the instruments, including, without limitation, checks and money orders tendered as payments of rents and to do any and all things necessary and proper to carry out the purposes hereof.


                          (d)     Trustor shall not accept any deposit or
prepayment of rental or lease payment in excess of one (1) month in advance without Beneficiary's prior written consent. Trustor agrees not to lease all or any part of the Project, and not to enter into an agreement providing for the management, leasing or operation of the Project except as provided in the Loan Agreement, without the prior written consent of Beneficiary.

                 A.21     Exculpation and Indemnification.

                          (a)     Trustor shall pay to Beneficiary reasonable
compensation for services rendered concerning this Deed of Trust, including, without limitation, any statement of amounts owing under any of the Obligations. Beneficiary shall not directly or indirectly be liable to Trustor or any other person as a consequence of (i) the exercise of the rights, remedies or powers granted to Beneficiary in this Deed of Trust, (ii) the failure or refusal of Beneficiary to perform or discharge any obligation or liability of Trustor under any agreement related to the Trust Estate or this Deed of Trust, or (iii) any losses sustained by Trustor or any third party resulting from Beneficiary's inability or failure to lease the Project after a default or from any other act or omission of Beneficiary in managing the Trust Estate after a default unless the loss is caused by the negligence, willful misconduct, or bad faith of Beneficiary and no such liability shall be asserted against or imposed upon Beneficiary, and all such liability is hereby expressly waived and released by Trustor.


                          (b)     Trustor indemnifies Trustee and Beneficiary
against, and holds them harmless from, all losses, damages, liabilities, claims, causes of action, judgments, court costs, attorneys' fees and other reasonable expenses, costs of evidence of title, cost of evidence of value, and other expenses which either may suffer or incur other than from the negligence or willful misconduct of Trustee or Beneficiary (i) by reason of this Deed of Trust, or
(ii) by reason of the execution of this Deed of Trust or in performance of any act required or permitted hereunder or by law, or (iii) as a result of any failure of Trustor to perform Trustor's obligations under this Deed of Trust or any of the Loan Documents, or (iv) by reason of any alleged obligation or undertaking on Beneficiary's part to perform or discharge any of the representations, warranties, conditions, covenants or other obligations contained in any other document related to the Trust Estate. Trustor's duty to indemnify Trustee and Beneficiary (I) shall survive the cancellation of the Obligations and the release and reconveyance or partial release or reconveyance of this Deed of Trust and (II) shall include the obligation to indemnify Beneficiary for attorneys' fees and costs incurred in the enforcement of Trustor's indemnity obligations hereunder.

         B.      SECURITY AGREEMENT AND FIXTURE FILING

                 B.1 Security Agreement. This Deed of Trust shall constitute a security agreement as that term is used in the Uniform Commercial Code of California and Trustor hereby grants to Beneficiary a security interest in all existing and future tangible personal property, inventory, equipment, fixtures, fittings, goods, supplies and materials now or hereafter owned by Trustor and now or hereafter located at or on or used in connection with the real property described in Exhibit "A" attached hereto and incorporated herein (whether or not such items are stored on the premises or elsewhere), and all present and future accounts, general intangibles, chattel paper, documents, permits, and approvals including, without limitation, building permits, instruments (whether negotiable or non-negotiable), deposit accounts, money, insurance policies, refunds, deposits, contract rights including, without limitation, Trustor's contract rights in any and all architectural plans and drawings and all engineering plans and studies which in any way relate to or affect the Property, all rights to payment of any kind related to or arising from the Trust Estate, and all proceeds, products, substitutions, replacements and accessions therefor and thereto (collectively, the "Personal Property"). Trustor will procure any documents, including, without limitation, mortgagee waivers or landlord disclaimers or subordination agreements, in form and substance satisfactory to Beneficiary, with respect to any and all Personal Property (or fixtures which are a part of the Trust Estate), deliver to Beneficiary any instruments, mark any chattel paper, give any notices and take any other actions which are necessary to perfect or to continue the perfection and priority of the security interest created hereunder or to protect the Personal Property or fixtures against the rights, claims or interests of third persons, and will pay all costs incurred in connection therewith. Notwithstanding anything to the contrary contained in this Deed of Trust, Trustor and Beneficiary agree that (i) Beneficiary is, and shall be deemed to be, the "secured party" as that term is defined in such Uniform Commercial Code and elsewhere with respect to personal property, and (ii) Trustor is, and shall be deemed to be, the "debtor" as that term is defined in such Uniform Commercial Code and elsewhere with respect to personal property. Trustor shall, upon the demand of Beneficiary, assemble all of such Personal Property and make it available to Beneficiary at the Property, which is hereby agreed to be reasonably convenient to Beneficiary and Trustee. The proceeds of any sale of any portion of the Personal Property shall be applied first to the expenses of Beneficiary in retaking, holding, preparing for sale, selling or similar matters, including but not limited to reasonable attorneys' fees. Any sale proceeds which are applied against principal indebtedness shall, to the extent not repaying all indebtedness in full, be applied to principal in the reverse order of maturity. If more than one person has executed this Deed of Trust as "Trustor," the obligations of all such persons hereunder shall be joint and several.

                 B.2 Fixture Filing. The Personal Property in which Beneficiary has a security interest includes goods which are or shall become fixtures on the Property. This Deed of Trust is intended to serve as a fixture filing pursuant to the terms of Sections 9313 and 9402 of the California Commercial Code. This filing is to be recorded in the real estate records of the County in which the property is located. In that regard, the following information is provided. The Trustor shall be the "debtor" and the Beneficiary shall be the "secured party" and their respective addresses are set forth in page I of this Agreement. Trustor warrants and agrees that there is no financing statement covering the foregoing Personal Property, the Property, or any part thereof, on Me on any public office except for any such financing statement allowed pursuant to the Loan Agreement.

         C.      DEFAULTS AND REMEDIES

                 C.1 Default. Any of the following events shall, at Beneficiary's option, constitute an event of default under this Deed of Trust:

                          (a)     The failure to pay when due any installment
of principal or interest or any other sum under the Note, or any other sum as provided in any of the other Loan Documents and secured by this Deed of Trust; or

                          (b)     The failure of Trustor to observe or to
perform any term, condition, covenant or agreement contained in this Deed of Trust or to comply with any term, condition, covenant, or agreement now or hereafter affecting the Trust Estate, or any part thereof, or contained in any agreement relating to the Trust Estate or the indebtedness secured hereby and Trustor does not cure such failure within ten (10) days, unless such failure is not reasonably capable of being cured within such ten (10) day period, but is reasonably capable of being cured within thirty (30) days, and Trustor commences action to cure such failure within such ten (10) day period and diligently and continuously prosecutes such action to completion and causes such failure to be cured within such thirty (30) day period; provided, however, that if a specific time period for cure has been provided in this Deed of Trust or any of the other Loan Documents, such provision shall control; or

                          (c)     The occurrence of an event of default under
any of the Loan Documents;

                          (d)     Any representation, covenant or warranty
contained in this Deed of Trust or in any of the other Loan Documents or in any other document evidencing or securing the obligations represented by the Note was when made, or thereafter becomes, untrue or misleading in any material respect; or

                          (e)     Any transfer of the duties of managing or
operating the Trust Estate under any management contract to any person, firm, corporation, partnership or other entity without the prior written consent of Beneficiary which may be given or withheld in Beneficiary's sole and absolute discretion; or

                          (f)     The amendment or modification in any manner
which would adversely affect Beneficiary (without the prior written consent of Beneficiary which may be given or withheld in Beneficiary's sole and absolute discretion) of the articles of incorporation, articles of organization, bylaws, articles of partnership, certificate of partnership or other charter or enabling documents of (i) Trustor if Trustor is a corporation, limited liability company, partnership or joint venture, and/or (ii) Trustor's general partners if Trustor is a partnership; or

                          (g)     A breach or default by Trustor under that
certain Lease of or about even date herewith between Trustor, as landlord, and Beneficiary, as tenant, regarding the Real Property and the Improvements; or

                          (h)     Any breach or event of default of Trustor
under the Tokai Deed of Trust or any one or more of the other Tokai Loan Documents (as defined in the Loan Agreement); or

                          (i)     Any guaranty executed in connection with the
Loan ceases to be in full force and effect; any guarantor asserts that any such guaranty is not in full force and effect; or the occurrence of an event of default under any such guaranty.

                 C.2 Remedies. Upon the occurrence of any event of default as provided in Section C.1 above, Beneficiary may, at its option and without notice, declare the entire outstanding principal balance and accrued but unpaid interest thereon under the Note and/or all other sums and interest secured hereby immediately due and payable and the same shall then be immediately due and payable notwithstanding any stated maturity date therefor. Thereafter, Beneficiary, at its option may:

                          (a)     Terminate Trustor's right and license to
collect the rents, issues and profits and either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Trust Estate, or any part thereof, in its own name or in the name of Trustee, and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Trust Estate, or any part thereof or interest therein, make, modify, enforce, cancel or accept the surrender of any Lease, increase the income therefrom or protect the security hereof and, with or without taking possession of the Trust Estate, sue for or otherwise collect the rents, issues and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including attorneys' fees, upon any indebtedness secured hereby, all in such order as Beneficiary may determine. The entering upon and taking possession of the Trust Estate, the collection of the rents, issues and profits and the application thereof as aforesaid, or any of such acts, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice or default and, notwithstanding the continuance in possession of the Trust Estate or the collection, receipt and application of rents, issues or profits, Trustee or Beneficiary shall be entitled to exercise every right provided for in any of the Loan Documents or by law upon occurrence of any event of default, including the right to exercise the power of sale provided below;

                          (b)     Commence an action to foreclose this Deed of
Trust as a mortgage, or specifically enforce any of the covenants hereof;

                          (c)     Exercise any or all of the remedies available
to a secured party under the California Commercial Code in such order and in such manner as Beneficiary, in its sole discretion, may determine; provided, however, that the expenses of retaking, holding, preparing for sale or the like as provided thereunder shall include reasonable attorneys' fees and other expenses of Beneficiary and Trustee and shall be additionally secured by this Deed of Trust;

                          (d)     Deliver to Trustee a written declaration of
default and demand for sale, and a written notice of default and election to cause Trustor's interest in the Trust Estate or any portion thereof to be sold, which notice Trustee or Beneficiary shall cause to be duly filed for record in the Official Records of the County in which the Trust Estate is located; and/or

                          (e)     Exercise all other rights and remedies
provided herein, in any of the other Loan Documents or other document or agreement now or hereafter securing all or any portion of the obligations secured hereby, or provided by law. Upon request of Beneficiary, Trustor shall assemble and make available to Beneficiary at the Premises any of the Trust Estate which is not located thereon or has been removed therefrom.

                 C.3 Foreclosure By Power of Sale. Should Beneficiary elect to foreclose by exercise of the power of sale herein contained, Beneficiary shall notify Trustee and shall deposit with Trustee this Deed of Trust and the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require.

                          (a)     Upon receipt of such notice from Beneficiary,
Trustee shall cause to be recorded, published and delivered to Trustor such Notice of Default and Election to Sell as may then be required by law and by this Deed of Trust. Trustee shall, without demand on Trustor, after lapse of such time as may then be required by law and after recordation of such Notice of Default and after Notice of Sale having been given as required by law, sell the Trust Estate at the time and place of sale fixed by it in said Notice of Sale, either as a whole, or in separate lots or parcels, or in separate legal interests, or items as Trustee shall deem expedient, and in such order as it may determine, at one or more public auctions to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Trustor, Trustee or Beneficiary, may purchase at such sale and Trustor hereby covenants to warrant and defend the title of such purchaser or purchasers.

                          (b)     After deducting all costs, fees and expenses
of Trustee and of this Deed of Trust, including costs of evidence of title and attorneys' fees of Trustee or Beneficiary in connection with the sale, Trustee shall apply the proceeds of sale to payment of all sums expended under the terms hereof not then repaid, with accrued interest at the rate then in effect under the Note, all other sums then secured hereby and the remainder, if any, to the person or persons legally entitled thereto.

                          (c)     Trustee may postpone the sale of all or any
portion of the Trust Estate by public announcement at the time and place of such sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.

                          (d)     Trustor hereby expressly waives any right
which it may have to direct the order in which any of the Trust Estate shall be sold in the event of any sale or sales pursuant thereto.

                 C.4 Rescission of Notice of Default. Beneficiary, from time to time before any Trustee's sale as provided above, may rescind any notice of default and election to sell or notice of sale by executing and delivering to Trustee a written notice of such rescission, which such notice, when recorded, shall also constitute a cancellation of any prior declaration of default and demand for sale. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring, or impair the right of Beneficiary to execute and deliver to Trustee, as above provided, other declarations or notices of default and demand for sale of the Trust Estate to satisfy the obligations hereof, nor otherwise affect any provision, covenant or condition of any Loan Document or any of the rights, obligations or remedies of Trustee or Beneficiary hereunder or thereunder.

                 C.5 Appointment of Receiver. If an event of default shall have occurred and be continuing, Beneficiary, as a matter of right and without notice to Trustor or to anyone claiming under Trustor, and without regard to the then value of the Trust Estate or the interest of Trustor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Trust Estate, or any portion thereof, and Trustor hereby irrevocably consents to such appointment. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided in Section C.2(a) hereof, and shall continue as such and exercise all such powers until the date of confirmation of the sale of the Trust Estate, unless such receivership is sooner terminated.

                 C.6 Remedies Not Exclusive; Waiver. Trustee and Beneficiary, and each of them, shall be entitled to enforce the payment and performance of any indebtedness or obligations secured hereby and to exercise all rights and powers under this Deed of Trust or under any other Loan Document or other agreement or any laws now or hereafter in force, notwithstanding the fact that some or all of the indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other powers contained herein, shall prejudice or in any manner affect Trustee's or Beneficiary's right to realize upon or enforce any other security now or hereafter held by Trustee or Beneficiary. Trustee and Beneficiary, and each of them, shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by Beneficiary or Trustee in such order and manner as they or either of them may in their absolute discretion determine.
No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy contained herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Trustee or Beneficiary or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Beneficiary, and either of them may pursue inconsistent remedies. By exercising or by failing to exercise any right, option or election hereunder, Beneficiary shall not be deemed to have waived any provision hereof or to have released Trustor from any of the obligations secured hereby unless such waiver or release is in writing and signed by Beneficiary. The waiver by Beneficiary of Trustor's failure to perform or observe any term, covenant, or condition referred to or contained herein to be performed or observed by Trustor shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent failure of Trustor to perform or observe the same or any other such term, covenant or condition referred to or contained herein, and no custom or practice which may develop between Trustor and Beneficiary during the term hereof shall be deemed a waiver of or any way affect the right of Beneficiary to insist upon the performance by Trustor of the obligations secured hereby in strict accordance with the terms hereof or of any other Loan Document.

                 C.7 Request for Notice. Trustor hereby requests a copy of any notice of default and requests that any notice of sale hereunder be mailed to it at the address set forth for Trustor on the first page of this Deed of Trust. Otherwise, neither Trustee nor Beneficiary is under any obligation to notify any person or entity of any action or proceeding of any kind in which Trustor, Beneficiary and/or Trustee shall be a party, unless brought by Trustee, or of any pending sale under any other deed of trust.

         D.      HAZARDOUS SUBSTANCES

                 D.1      Definitions.

                          (a)     Hazardous Substances.  The term "Hazardous
Substance(s)" shall include:

                                  (i)      Federal Law.  All of those
substances included within the definitions of "hazardous substances,"
"hazardous materials," "toxic substances," or "solid waste" in (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq. ("CERCLA"), (ii) the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq.
("RCRA"), (iii) California Health & Safety Code Sections 25100 et seq., and (iv) California Water Code Section 13000 et seq. and the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., and in the regulations promulgated pursuant to said laws or any replacement thereof;

                                  (ii)     Federal Regulations.  All of those
substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (40 CFR Part 302 and amendments thereto) as hazardous substances;

                                  (iii)    California Law.  All of those
substances defined as "hazardous wastes" in Section 25117 of the California Health & Safety Code, or as "hazardous substances" in Section 25316 of the California Health & Safety Code, and in the regulations promulgated pursuant to said laws or any replacement thereof; and

                                  (iv)     Other Laws and Regulations.  All
other substances, materials and wastes which are or in the future become regulated under applicable local, state or federal law, or which are classified as hazardous or toxic under federal, state, or local laws or regulations, including without limitation federal laws and regulations and California law set forth above.

                          (b)     Environmental Laws.  The term "Environmental
Laws" shall mean any of the laws, ordinances, codes, statutes, regulations and other matters referenced in Sections D.1(a)(i), (ii), (iii) and (iv) above.

                 D.2 Representations and Warranties. Trustor represents and warrants to Beneficiary as to the matters set forth below with respect to any Hazardous Substances.


                          (a)     Violations of Environmental Laws.  The Trust
Estate, the Real Property, the Improvements and Trustor are not in violation of, have not incurred liability under and are not subject to any existing, pending, or threatened investigation by any federal, state or local governmental authority under, any Environmental Laws.

                          (b)     Inquiry by Trustor.  Prior to the date of
this Deed of Trust, no Hazardous Substance has been released or disposed of, on, in or at the Trust Estate, the Real Property or the Improvements.

                          (c)     Trustor's Use.  Trustor's intended use of the
Trust Estate, the Real Property or the Improvements under the Loan Agreement, will not result in the release or disposal of any Hazardous Substance onto the Trust Estate, the Real Property or the Improvements in violation of any Environmental Laws.

                          (d)     Storage of Hazardous Substances.  To
Trustor's actual knowledge there are no Hazardous Substances or materials which are being stored or otherwise held on, under or about the Trust Estate, the Real Property or the Improvements, by Trustor, or other person which are in violation of Environmental Laws.

                          (e)     Border Zone Property.  To the actual
knowledge of Trustor, there is no occurrence or condition on any other real property that could cause the Trust Estate, the Real Property, the Improvements or any part thereof to be classified as "Border Zone Property" under the provisions of California Health and Safety Code Sections 25220 et seq., or any regulation adopted in accordance therewith or to be otherwise subject to any restrictions on ownership, occupancy, transferability or use.

                 D.3      Covenants.  Trustor covenants as set forth below.

                          (a)     Use and Disposal of Hazardous Substances.
Neither Trustor nor any third party under Trustor's supervision or control will use, generate, manufacture, produce, store, release, discharge, or dispose of any Hazardous Substance on, under or about the Trust Estate, the Real Property or the Improvements or transport any Hazardous Substance to or from the Trust Estate, the Real Property or the Improvements in violation of any Environmental Laws.

                          (b)     Written Notice with Respect to Hazardous
Substances. Trustor shall give prompt written notice to Beneficiary of any of the following with respect to which Trustor acquires actual knowledge:

                                  (i)      Any proceeding or inquiry by any
governmental authority with respect to the presence of any Hazardous Substance on the Trust Estate, the Real Property, the Improvements or the migration thereof from or to other real property with respect to which Trustor has acquired actual knowledge;

                                  (ii)     All claims made or threatened by any
third party against Trustor, or the Trust Estate, the Real Property or the Improvements relating to any loss or injury resulting from any Hazardous Substance with respect to which Trustor has acquired actual knowledge;

                                  (iii)    Trustor's discovery of any
occurrence or condition on any real property adjoining or in the vicinity of the Trust Estate, the Real Property or the Improvements that could cause the Trust Estate, the Real Property or the Improvements or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Trust Estate, the Real Property or the Improvements under any Environmental Laws; and

                                  (iv)     Any other notice required by law.

                          (c)     Right to Join in Legal Proceedings.
Beneficiary shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Environmental Laws.

                          (d)     Duty to Clean Up.  In the event that any
Hazardous Substance is hereafter found on, under or about the Trust Estate, the Real Property or the Improvements in violation of Environmental Laws, to the extent placed thereon or therein by Trustor, Trustor shall take all necessary and appropriate actions and shall spend all necessary sums to cause the same to be cleaned up in compliance with applicable Environmental Laws, and Beneficiary shall in no event be liable or responsible for any costs or expenses incurred in so doing.


                          (e)     Compliance with Environmental Laws.  In its
use or operations on the Real Property, Trustor shall at all times observe and satisfy the requirements of and maintain the Trust Estate, the Real Property and the Improvements in compliance with all Environmental Laws.

                 D.4 Indemnification. Should Trustor at any time default in or fail to perform or observe any of its obligations under this Article D, Beneficiary shall have the right, but not the duty, without limitation upon any of Beneficiary's rights pursuant thereto, to perform the same, and Trustor agrees to pay to Beneficiary, on demand, all costs and expenses incurred by Beneficiary in connection therewith, including without limitation reasonable attorneys' fees, together with interest from the date of expenditure at the rate of interest set forth in the Note applicable after an event of default. Trustor shall indemnify, defend, protect Beneficiary and agrees to hold Beneficiary harmless from and against any loss incurred by or liability imposed on Beneficiary, including but not limited to, attorneys' fees, by reason of the inaccuracy of any representation or warranty contained in this Article D or by reason of Trustor's failure to perform or observe any of its obligations or agreements under this Article D. Trustor's indemnification obligations hereunder include, without limitation, the indemnification of Beneficiary for reasonable attorneys' fees and costs incurred in the enforcement of this Section D.4.

         E.      MISCELLANEOUS PROVISIONS

                 E.1 Successors: Gender. Subject to the provisions on transfer set out elsewhere in this Deed of Trust, this Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Beneficiary" shall mean the owner and holder from time to time, including pledgees, participants or owners of other such interests, of the Note, whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

                 E.2 Authorization to Rely. Trustee, upon presentation to it of an affidavit signed by or on behalf of Beneficiary, setting forth any fact or facts showing a default by Trustor under any of the terms or conditions of this Deed of Trust, is authorized to accept as true and conclusive all facts and statements in such affidavit and to act hereunder in complete reliance thereon.

                 E.3 Governing Law. The provisions of this Deed of Trust governing the contractual rights and obligations of Trustor, Beneficiary and Trustee shall be governed and construed according to the laws of the State of California.

                 E.4 Permitted Contests. Trustor may contest or object in good faith to the amount or validity of any tax, assessment, claim demand, levy, lien, encumbrance, charge or notice of noncompliance asserted by a third party (collectively, the "Claim"), but only in accordance with the following conditions:

                          (a)     Trustor shall first give written notice to
Beneficiary and deposit with Beneficiary a bond or cash satisfactory to Beneficiary in such amounts as Beneficiary shall reasonably require, up to 150% of the amount of any Claim or other sum in controversy, and, if the context of such Claim so requires, Trustor shall have provided such additional undertaking as may be required or permitted by law to accomplish a stay of any legal proceedings then pending in connection with any such Claim or controversy; and

                          (b)     Trustor shall promptly and diligently proceed
to cause such Claim to be settled and discharged in a manner not prejudicial to Beneficiary or its rights hereunder; and

                          (c)     If Trustor shall fail to discharge diligently
any such Claim, then, in addition to any other right or remedy of Beneficiary, Beneficiary may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such Claim by promptly depositing in court a bond or the amount claimed or otherwise giving security for such Claim, or in such manner as is or may be prescribed by law; and

                          (d)     Beneficiary may employ an attorney or
attorneys to protect its rights hereunder, and in the event of such employment, Trustor shall pay Beneficiary the attorneys' fees and expenses incurred by Beneficiary, whether or not an action is actually commenced against Trustor by reason of any default hereunder; and

                          (e)     Trustor has demonstrated to Beneficiary's
reasonable satisfaction that no portion of the Trust Estate will be sold to satisfy any such Claim prior to final resolution of such Claim or permitted contest.

                 E.5 Statute of Limitations. Except insofar as now or hereafter prohibited by law, the right to plead, use or assert any statute of limitations as a plea or defense or bar of any kind, or for any purpose, to any debt, demand or obligation secured or to be secured hereby, or to any complaint or other pleading or proceeding filed, instituted or maintained for the purpose of enforcing this Deed of Trust or any rights hereunder, is hereby waived by Trustor.

                 E.6 Severability. The invalidity of any one or more covenants, phrases, clauses, sentences or paragraphs of this Deed of Trust shall not affect the remaining portions of this Deed of Trust or any part thereof, and the same shall be construed as if such invalid covenants, phrases, clauses, sentences or paragraphs, if any, had not been inserted herein. If the lien of this Deed of Trust is invalid or unenforceable as to any part of the indebtedness secured hereby, or if the lien is invalid or unenforceable as to any part of the Trust Estate, the unsecured or partially secured portion of such indebtedness shall be completely paid prior to the payment of the remaining and secured or partially secured position of such indebtedness, and all payments made on such indebtedness, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of such indebtedness which is not secured or fully secured by the lien of this Deed of Trust.

                 E.7 Notices. Whenever Beneficiary, Trustor or Trustee shall desire to give or serve any notice, demand, request or other communication with respect to this Deed of Trust, each such notice, demand, request or other communication shall be in writing and shall be effective only if the same is delivered by personal service against receipt, mailed by United States registered or certified mail, postage prepaid, return receipt requested, or delivered by receipted nationwide overnight commercial courier, addressed to the addresses first set forth above. Notice so mailed shall be effective three
(3) business days following its posting in the United States mail. Notice delivered by receipted nationwide overnight commercial courier shall be effective one (1) business day following its delivery to such service as evidenced by the receipt. Notice given in any other manner shall be effective only if and when received by the addressee. Any party may at any time change its address for such notices by delivering or mailing to the other parties hereto, as aforesaid, a notice of such change.

                 E.8 Waiver of Remedies. By accepting payment of any amount secured hereby after its due date, or an amount which is less than the amount then due, or performance of any obligation required hereunder after the date required for such performance, Beneficiary does not waive its rights either to require prompt payments or performance when due of all other amounts or other obligations so secured, or to declare a default as herein provided for the failure so to pay or perform.

                 E.9 Trustee's Powers. At any time, or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of the original or certified copies of this Deed of Trust and the Note secured hereby for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of the Trust Estate, Trustee may (i) reconvey any part of the Trust Estate, (ii) consent in writing to the making of any map or plat of the Trust Estate, or any part thereof,
(iii) join in granting any easement on the Trust Estate, or any part thereof, or (iv) join in any extension agreement or any agreement subordinating the lien or charge of this Deed of Trust.

                 E.10 Beneficiary Powers. Without affecting the liability of Trustor or any other person liable for the payment of any obligation secured hereby, and without affecting the lien or charge of this Deed of Trust upon any portion of the Trust Estate not then or theretofore released as security for the full amount of all unpaid obligations, Beneficiary may, from time to time and without notice (i) release any person so liable, (ii) extend the maturity or alter any of the terms of any such obligation, or join in any agreement modifying the terms of any Loan Document, (iii) waive any provision hereof or grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at Beneficiary's option, the Trust Estate or any parcel or portion thereof, (v) take or release any other or additional security for any obligation herein mentioned, (vi) make compositions or other arrangements with debtors in relation thereto, or (vii) subordinate the lien or charge of this Deed of Trust.

                 E.11 Substitution of Trustee. Beneficiary may, from time to time, by a written instrument executed and acknowledged by Beneficiary and recorded in the county or counties where the Trust Estate is located, and by otherwise complying with the provisions of California Civil Code Section 2934a, or any successor section, substitute a successor or successors for the Trustee named herein or acting hereunder.

                 E.12 Additional Security. In the event Beneficiary at any time holds additional security for any of the obligations secured hereby, all such additional security shall be taken, considered and held as cumulative, and Beneficiary may enforce the sale thereof or otherwise realize upon the same, at its option, either before or concurrently with the exercise of any of its rights or remedies hereunder or after a sale is made hereunder. The taking of additional security, execution of partial releases of the security, or any extension of the time of payment Of the indebtedness secured hereby, shall not diminish the force, effect or lien of this Deed of Trust and shall not affect or impair the liability of any maker, surety or endorser for the payment of such indebtedness.


                 E.13 Captions. The captions or headings at the beginning of each Section hereof are for the convenience of the parties and are not to be construed as a part of this Deed of Trust.


                 E.14 Trust Irrevocable; No Offset. The trust created hereby is irrevocable by Trustor. No offset or claim that Trustor now or may in the future have against Beneficiary shall relieve Trustor from paying the installments or performing any other obligation contained herein or secured hereby.

                 E.15 Corrections. Trustor shall, upon request of Trustee, promptly correct any defect, error or omission which may be discovered in the contents of this Deed of Trust or in the execution or acknowledgment hereof, and will execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by Trustee to carry out more effectively the purposes of this Deed of Trust, to be subject to the lien and security interest hereby created any of Trustor's properties, rights or interest covered or intended to be covered hereby, and to perfect and maintain such lien and security interest.

                 E.16 Full Reconveyance. Upon written request of Beneficiary stating that all sums secured hereby have been paid and upon surrender to Trustee of this Deed of Trust and the Note for cancellation and retention and upon payment of its fees, Trustee shall fully reconvey, without warranty, the entire remaining Trust Estate then held hereunder. The recitals in such reconveyance of any matters of facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

                 E.17 Performance Under Other Documents. Trustor shall faithfully perform each and every covenant to be performed by Trustor under any lien or encumbrance, lease, sublease, instrument, declaration, covenant, condition, restriction, license, order or other agreement which affects or may affect the Trust Estate, in law or in equity, including, without limitation, each and every covenant to be performed by Trustor under any mortgages and any and all other instruments pertaining to such mortgages, including the respective obligations secured thereby. A breach of or a default under any such lien, encumbrance or other instrument which Beneficiary reasonably believes may be prior and superior to the lien or charge of this Deed of Trust shall, at Beneficiary's option, constitute an event of default under this Deed of Trust.

                 E.18 Inspections. Beneficiary, and its agents, representatives and workmen, are authorized to enter at any reasonable time upon or in any part of the Trust Estate for the purpose of inspecting the same and for the purpose of performing any of the acts it or Trustor is authorized to perform under the terms of any of the Loan Documents.

                 E.19 Amendments. This instrument cannot be waived, changed discharged or terminated orally, but only by an instrument in writing signed by the Party against whom enforcement of any waiver, change, discharge or termination is sought.

                 E.20 Assignment. Any assignment of this Deed of Trust shall be considered an assignment of the Note and Loan Documents.

                 E.21 Attorneys' Fees. In the event it becomes necessary for any party to retain legal counsel in order to enforce its rights under this Deed of Trust, if successful in such enforcement by legal proceedings or otherwise, such party shall be reimbursed immediately for reasonably incurred attorneys' fees and other costs and expenses by the party against whom enforcement was sought, including but not limited to, expenses and costs of investigation incurred in Appellate proceedings, costs incurred in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapters 7, 11, or 13 of the Bankruptcy Code, 11 United States Code Section 101 et. seq. or any successor or statutes.

                 E.22 Acceptance by Trustee. Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

                 E.23 Defense and Notice of Losses, Claim and Actions. Trustor shall protect, preserve and defend the Trust Estate and title to and right of possession of the Trust Estate, the security hereof and the rights and powers of Beneficiary and Trustee hereunder at Trustor's sole expense against all adverse claims, whether the claim (i) is against a possessory or non-possessory interest, (ii) arose prior or subsequent to the date hereof, or
(iii) is senior or junior to Trustor's or Beneficiary's rights. Trustor shall give Beneficiary and Trustee prompt notice in writing of the assertion of any claim, of the filing of any action or proceeding, or the occurrence of any damage to the Trust Estate and of any condemnation offer or action.

                 E.24 Underlying Waiver of Remedies. By accepting payment of any amount secured hereby after its due date, or an amount which is less than the amount then due, or performance of any obligation required hereunder after the date required for such performance, Beneficiary does not waive its rights either to require prompt payment or performance when due of all other amounts or other obligations so secured, or to declare a default as herein provided for the failure to so pay or perform.

                 E.25 No Merger. If both Beneficiaries' and Trustors' interest under any lease for the Trust Estate, or any portion thereof, shall at any time become vested in any one person or entity, this Deed of Trust, and the lien and security interest created hereby shall not be destroyed or terminated by the application of the doctrine of merger and, in such event, Trustee and Beneficiary shall continue to have and enjoy all of the rights and privileges of Trustee and Beneficiary hereunder as to each separate estate. Upon the foreclosure of the lien created hereby, any leases then existing with respect to the Trust Estate, or any portion thereof, shall not be destroyed or terminated by application of the doctrine of merger or as a matter of law or as a result of such foreclosure unless Beneficiary or any purchaser at the foreclosure sale shall so elect by notice to the lessee in question.


                           [INTENTIONALLY LEFT BLANK]

                 E.26 Release of Deed of Trust. At the election of Trustor, the lien of this Deed of Trust shall be released from the Trust Estate upon the occurrence of a "Ligand Default" as defined in that certain Operating Agreement for Nexus Equity VI LLC, a California Limited Liability Company, dated March 7, 1997. The release of the Deed of Trust under this Section E.26 shall not impair or diminish the obligations of Trustor on the Promissory Note secured hereby and such Promissory Note.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Deed of Trust as of the date first above written.

                                  TRUSTOR:

                                  NEXUS EQUITY VI LLC, a California
                                  limited liability company

                                  By: Nexus Properties, Inc., a California corporation

                                           Its:  Manager

                                           By:   /s/ MICHAEL J. REIDY
                                              ---------------------------------
                                                 Michael J. Reidy
                                                 Chief Executive Officer

STATE OF CALIFORNIA   )
                      )   Ss.
COUNTY OF SAN DIEGO   )

         On March 3 before me, Donna J. Mickelson, personally appeared
Michael J. Reidy personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name(s) are/is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.        /s/ DONNA J. MICKELSON
                                                   ---------------------------
                                                   Signature




(SEAL)

                                  EXHIBIT "A"
                       Legal Description of Real Property

PARCEL 2 OF PARCEL MAP NO. 17826 IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY ON FEBRUARY 18, 1997.

RECORDING REQUESTED BY:

Nexus Properties, Inc.

WHEN RECORDED, RETURN TO:

Nexus Properties, Inc.
4350 La Jolla Village Dr., Suite 930
San Diego, CA 92122

APN 340-180-05

                 MEMORANDUM OF OPTION TO PURCHASE REAL PROPERTY


         This MEMORANDUM OF OPTION TO PURCHASE REAL PROPERTY ("Memorandum") is effective as of March 7, 1997, by and between NEXUS EQUITY VI LLC, a California limited liability company ("Optionor"), and LIGAND PHARMACEUTICALS, INC., a Delaware corporation ("Optionee").

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Option to Purchase. Pursuant to that certain Option to Purchase Real Property of even date herewith ("Option Agreement"), Optionor hereby grants to Optionee an option to purchase ("Option to Purchase") those certain premises located on and including real property ("Real Property") located in the City of San Diego, County of San Diego, State of California, more particularly described as follows:

                 Parcel 2 of Parcel Map 17826, in the City of San Diego, County of San Diego, State of California, according to Map thereof, filed in the Office of the County Recorder of San Diego County, February 18, 1997

         2. Terms of Option to Purchase. The Option to Purchase may be exercised prior to the expiration or earlier termination of that certain Lease of even date of the Real Property by and between Optionor as Landlord and Optionee as Tenant, and is otherwise on and subject to the terms and conditions set forth in the Option Agreement, all of which are made a part of this Memorandum as though fully set forth here.

         3. Purpose of This Memorandum. This Memorandum is executed for the purpose of being recorded, in order to give notice of the Option Agreement. This Memorandum is not a complete summary of the terms and conditions of the Option Agreement, and is subject to, and shall not be used to interpret or modify, the Option Agreement.

         The parties hereto have entered into this Memorandum of Option to Purchase Real Property as of the date first written above.


OPTIONOR:

NEXUS EQUITY VI LLC
A California Limited Liability Company
By Nexus Properties, Inc.
Its Manager


By: /s/ MICHAEL J. REIDY
-----------------------------------
   Michael J. Reidy
   Chief Executive Officer



OPTIONEE:

LIGAND PHARMACEUTICALS, INC.
A Delaware corporation


By: /s/ PAUL V. MAIER
-----------------------------------
    Paul V. Maier
    Senior Vice President and Chief Financial Officer

STATE OF CALIFORNIA)
                   ) ss.
COUNTY OF SAN DIEGO)

        On March 7, 1997, before me, the undersigned Notary Public in and for said County and State, personally appeared

        Michael J. Reidy
---------------------------------
        personally known to me
--------
                or
   x    proved to me on the basis of satisfactory evidence to be
--------

the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

        Witness my hand and official seal.      Donna J. Mickelson
                                                COMM. 1082241, MFR. PWR1
             Donna J. Mickelson                 NOTARY PUBLIC
        ----------------------------------      CALIFORNIA, SAN DIEGO COUNTY
        Signature of Notary                     COMMISSION EXPIRES JAN. 7, 2000



STATE OF CALIFORNIA)
                   ) ss.
COUNTY OF SAN DIEGO)

        On March 7, 1997, before me, the unadvertised Notary Public in and for said County and State, personally appeared

        Paul V. Maier
---------------------------------
   x    personally known to me
--------
                or
        proved to me on the basis of satisfactory evidence to be
--------

the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

        Witness my hand and official seal.      G. Kay Nakamura
                                                COMMISSION #1080201
             G. Kay Nakamura                    NOTARY PUBLIC - CALIFORNIA
        ----------------------------------      SAN DIEGO COUNTY
        Signature of Notary                     COMMISSION EXPIRES DEC. 10, 1999